                                                                  EXECUTION COPY





                            PARTICIPATION AGREEMENT

                                     among

                     MOBIL TRANSPORT FINANCE COMPANY INC.,
                                   Charterer,

                           SBCM MARINE FINANCE, INC.
                               Owner Participant,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 Owner Trustee,

                      STATE STREET BANK AND TRUST COMPANY,
                               Indenture Trustee,

                                      and

                      STATE STREET BANK AND TRUST COMPANY,
                   Pass Through Trustee and Loan Participant



                         Dated as of September 30, 1997




                              Double-Hulled Tanker
                               AMERICAN PROGRESS

                           TABLE OF CONTENTS
                           -----------------

                                                                          Page


RECITALS.....................................................................1

Section 1.       Definitions; Interpretation.................................3

Section 2.       Commitments of Participants; Funding;
                 Transaction Expenses........................................3
      2.1.       Commitment of Owner Participant.............................3
      2.2.       Commitments of Pass Through Trustee; Secured
                 Notes.......................................................3
      2.3.       Expiration of Commitments...................................4
      2.4.       Notice of Funding Date......................................4
      2.5.       Time and Place of Closing...................................4
      2.6.       Delivery of Funds...........................................4
      2.7.       Application of Funds by Owner Trustee.......................5
      2.8.       Actions on Funding Date.....................................5
      2.9.       Transaction Expenses........................................6
      2.10.      Authorization to Owner Trustee..............................7
      2.11.      Registration Statement......................................8
      2.12.      Recomputation of Base Charter Hire, Termination Values,
                 Stipulated Loss Values and EBO Exercise Price...............8
      2.12.1.    Adjustments to Base Charter Hire, Termination
                 Values, Stipulated Loss Values and EBO Exercise
                 Price.......................................................8
      2.12.2.    Limitations on Adjustments..................................9
      2.12.3.    Timing of Adjustments......................................11
      2.12.4.    Confirmation of Adjustments................................11

Section 3.       Conditions to Closing by Charterer.........................12
      3.1.       Closing Documents..........................................12
      3.2.       Legality, Etc..............................................13
      3.3.       Event of Loss..............................................13
      3.4.       Consents and Approvals.....................................13
      3.5.       Opinions...................................................14
      3.6.       Litigation.................................................14
      3.7.       Appraisal..................................................15
      3.8.       Equity Offering............................................15
      3.9.       Payment of Total Vessel Cost...............................15
      3.10.      Sale of Pass Through Certificates..........................15
      3.11.      No Uneconomic Change; Other Changes........................15
      3.12.      Officer's Certificates.....................................15
      3.13.      Resolutions, Etc...........................................17
      3.14.      Coast Guard Documentation..................................18

Section 4.       Conditions to Closing by Participants......................18
      4.1.       Notice of Funding Date.....................................18
      4.2.       Closing Documents..........................................18
      4.3.       Legality, Etc..............................................19

      4.4.       Event of Loss..............................................19
      4.5.       Consents and Approvals.....................................20
      4.6.       Opinions...................................................21
      4.7.       Litigation.................................................21
      4.8.       Appraisal..................................................21
      4.9.       Equity Offering............................................22
      4.10.      Insurance..................................................22
      4.11.      Taxes......................................................22
      4.12.      Officer's Certificates.....................................22
      4.13.      Resolutions, Etc...........................................24
      4.14.      Investment and Loans.......................................25
      4.15.      Title; Filings and Recordings..............................25
      4.16.      Sale of Pass Through Certificates..........................26
      4.17.      No Default Under Charter...................................26
      4.18.      Completion Certificate.....................................26

Section 5.       Representations and Warranties of the
                 Charterer..................................................26
      5.1.       Due Organization...........................................26
      5.2.       Authorization..............................................26
      5.3.       Execution; Enforceability..................................27
      5.4.       No Violation...............................................27
      5.5.       Consents and Approvals.....................................28
      5.6.       Securities Act.............................................28
      5.7.       Title; Filings and Recordings..............................29
      5.8.       Chief Place of Business....................................29
      5.9.       Litigation.................................................29
      5.10.      No Default.................................................30
      5.11.      Event of Loss..............................................30
      5.12.      Citizenship................................................30
      5.13.      Description of Vessel......................................30
      5.14.      Investment Company Act.....................................30
      5.15.      No Brokers' Fees...........................................30
      5.16.      Holding Company............................................30
      5.17.      DISCLAIMER OF REPRESENTATIONS AND WARRANTIES...............30

Section 6.       Representations and Warranties of Owner
                 Participant................................................31
      6.1.       Due Organization...........................................31
      6.2.       Authorization..............................................31
      6.3.       Execution; Enforceability .................................31
      6.4.       No Violation...............................................32
      6.5.       Owner Participant's Liens..................................32
      6.6.       Acquisition for Investment.................................32
      6.7.       Securities Act.............................................32
      6.8.       ERISA......................................................33
      6.9.       Investment Company Act.....................................33
      6.10.      Litigation.................................................33
      6.11.      No Default.................................................33
      6.12.      No Brokers' Fees...........................................33
      6.13.      Citizenship................................................33

Section 7.       Representations and Warranties of the
                 Trust Company and the Owner Trustee........................34
      7.1.       Due Organization...........................................34
      7.2.       Authorization; Execution; Enforceability...................34
      7.3.       No Violation...............................................35
      7.4.       No Default.................................................36
      7.5.       Litigation.................................................36
      7.6.       Shipowner's Liens..........................................37
      7.7.       Securities Act.............................................37
      7.8.       Chief Place of Business....................................37
      7.9.       No Taxes Payable...........................................37
      7.10.      Title......................................................38
      7.11.      Citizenship................................................38

Section 8.       Representations and Warranties of the
                 Indenture Trustee..........................................38
      8.1.       Due Organization...........................................38
      8.2.       Authorization; Execution; Enforceability...................38
      8.3.       No Violation...............................................39
      8.4.       Litigation.................................................40
      8.5.       Indenture Trustee's Liens..................................40
      8.6.       No Taxes Payable...........................................40

Section 9.       Representations and Warranties of Pass Through Trustee.....40
      9.1.       Due Organization...........................................40
      9.2.       Authorization; Execution; Enforceability...................41
      9.3.       No Violation...............................................42
      9.4.       Litigation.................................................42
      9.5.       Pass Through Trustee's Liens...............................42
      9.6.       Securities Act.............................................43
      9.7.       No Taxes Payable...........................................43

Section 10.      Charterer Covenants........................................43
      10.1.      Maintenance of Corporate Existence, Etc....................43
      10.2.      Merger, Consolidation, Sale, Etc...........................43
      10.3.      Change in Name or Chief Place of Business..................44
      10.4.      Filings....................................................44
      10.5.      Inspection.................................................44
      10.6.      Citizenship................................................45

Section 11.      Other Covenants and Agreements.............................46
      11.1.      Agreements of Owner Participant............................46
      11.2.      Agreements of the Trust Company and the Owner Trustee......50
      11.3.      Agreements of Pass Through Trustee and Loan Participant....53
      11.4.      Agreements of Indenture Trustee............................54
      11.5.      Confidentiality............................................55
      11.6.      Assumption of Secured Notes................................57
      11.7.      Certain Agreements Relating to the Charter.................57

Section 12.      Indemnification............................................57
      12.1.      General Indemnification....................................57
      12.2.      General Tax Indemnification................................65
      12.3.      No Guarantee...............................................76

Section 13.      Transfer of Owner Participant's Interest...................76
      13.1.      Restrictions on Transfer...................................76
      13.2.      Permitted Transfers........................................76
      13.3.      Effect of Transfer.........................................78

Section 14.      Financing for Modifications................................79

Section 15.      Refinancing of Secured Notes...............................80
      15.1.      Refinancing of Secured Notes...............................80
      15.2.      Notice.....................................................82

Section 16.      Miscellaneous..............................................82
      16.1.      Survival...................................................82
      16.2.      Binding Effect.............................................82
      16.3.      Notices....................................................83
      16.4.      Counterpart Execution......................................83
      16.5.      GOVERNING LAW..............................................83
      16.6.      Amendments, Supplements, Etc...............................83
      16.7.      Headings; Table of Contents................................83
      16.8.      Severability of Provisions.................................84
      16.9.      Entire Agreement...........................................84
      16.10.     Limitation of Liability of Trust Company, Indenture Trustee
                 and Pass Through Trustee...................................84
      16.11.     Jurisdiction; Service of Process...........................87
      16.12.     Instructions...............................................87
      16.13.     WAIVER OF JURY TRIAL.......................................87
      16.14.     Owner for Federal Income Tax Purposes......................87

Section 17.      Beneficial Interest Purchase Option........................87
      17.1.      Option to Purchase.........................................88
      17.2.      Notice of Election; Manner of Purchase;
                 Transfer After Purchase....................................88

Appendix A       Definitions

SCHEDULES

Schedule 1       Addresses for Notices and Payments
Schedule 2       Pricing Assumptions
Schedule 3       Filings and Recordings

EXHIBITS

Exhibit A        Forms of Bill of Sale and Conveyancing Instrument from Seller in favor of Owner Trustee
Exhibit B        Form of Charter
Exhibit C        Form of Indenture
Exhibit D        Form of First Preferred Ship Mortgage
Exhibit E        Form of Guaranty
Exhibit F        Form of Owner Participant Guaranty

                            PARTICIPATION AGREEMENT
                            -----------------------


     THIS PARTICIPATION AGREEMENT, dated as of September 30, 1997, is among (a) MOBIL TRANSPORT FINANCE COMPANY INC., a Delaware corporation, as the Charterer (the "Charterer"),(b) SBCM MARINE FINANCE, INC., a Delaware corporation, as the
      ---------
Owner Participant (the "Owner Participant"), (c) FIRST SECURITY BANK, NATIONAL
                        -----------------
ASSOCIATION, a national banking association (the "Trust Company"), not in its
                                                  -------------
individual capacity except to the extent expressly set forth herein, but solely as Owner Trustee under the Trust Agreement (in such capacity, the "Owner
                                                                   -----
Trustee"), (d) STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity except to the extent expressly set forth herein, but solely as Indenture Trustee under the Indenture (in such capacity, the "Indenture Trustee"), and (e) STATE STREET BANK AND TRUST COMPANY, a
     -----------------
Massachusetts trust company, not in its individual capacity except to the extent expressly set forth herein, but solely as Pass Through Trustee under the Pass Through Trust Documents (in such capacity, the "Pass Through Trustee") and as
                                                --------------------
Loan Participant.

                                   RECITALS:

     A. Mobil Oil Corporation, a New York corporation (the "Seller"), is the registered and beneficial owner of all right, title and interest in and to the Vessel.

     B. Subject to the terms and conditions set forth herein, on the Funding Date (1) the Seller shall sell its right, title and interest in and to the
      -
Vessel in accordance with the terms of the Bill of Sale to the Owner Trustee, and the Owner Trustee shall purchase all of the Seller's right, title and interest in and to the Vessel pursuant to the Bill of Sale, and the Seller shall execute and deliver the Conveyancing Instrument respecting Vessel warranties of the Builder to the Owner Trustee, each substantially in the form set forth in Exhibit A hereto; (2) the Owner Trustee and the Charterer shall execute and
                   -
deliver the Charter, substantially in the form set forth in Exhibit B hereto, whereby the Owner Trustee shall charter the Vessel to the Charterer and the Charterer shall charter the Vessel from the Owner Trustee pursuant to the Charter; and (3) the Charterer and the Seller shall execute and deliver the
              -
Initial Subcharter, whereby the Charterer shall subcharter the Vessel to the Seller and the Seller shall subcharter the Vessel from the Charterer pursuant to the Initial Subcharter.

     C. Concurrently with the execution and delivery of this Participation Agreement, the Guarantor has entered into the

Guaranty, substantially in the form of Exhibit E hereto whereby the Guarantor will guarantee the Charterer's obligations under the Operative Documents.

     D. Concurrently with the execution and delivery of this Participation Agreement, the Owner Participant Guarantor shall execute and deliver the Owner Participant Guaranty, substantially in the form of Exhibit F hereto, whereby the Owner Participant Guarantor will guarantee the Owner Participant's obligations under the Operative Documents.

     E. Concurrently with the execution and delivery of this Participation Agreement, the Owner Participant and the Trust Company have entered into the Trust Agreement, pursuant to which Trust Agreement the Owner Trustee has agreed, among other things, to hold the Trust Estate for the benefit of the Owner Participant on the terms specified therein, subject, however, to the Liens created under the Indenture and the Ship Mortgage.

     F. Subject to the terms and conditions herein, on the Funding Date, the Owner Trustee and the Indenture Trustee shall execute and deliver the Indenture and the Ship Mortgage, each to be dated as of the Funding Date, substantially in the form of Exhibits C and D, respectively, hereto, pursuant to which Indenture and Ship Mortgage the Owner Trustee, for the benefit of the Loan Participant, has agreed, among other things, to mortgage and pledge unto the Indenture Trustee, all of the Owner Trustee's right, title and interest in and to the Indenture Estate.

     G. Concurrently with the execution and delivery of this Participation Agreement, the Charterer and the Owner Participant have entered into the Tax Indemnity Agreement, pursuant to which Tax Indemnity Agreement the Charterer has agreed to provide, in addition to the indemnities provided to the Indemnitees pursuant to Section 12 hereof, certain indemnities to the Owner Participant.

     H. The Pass Through Trustee, the Guarantor, the Charterer and certain other Persons have executed the Pass Through Trust Agreement and, subject to the terms and conditions herein, the Pass Through Trustee, the Guarantor and the Charterer shall execute and deliver, on the Funding Date, Pass Through Trust Supplements relating to the Pass Through Certificates.

     I. Subject to the terms and conditions herein, the Owner Participant desires to participate in the payment of Shipowner's Cost on the Funding Date by providing its Investment to the Owner Trustee, and the Pass Through Trustee, as Loan Participant, desires to participate in the payment of Shipowner's

Cost on the Funding Date by purchasing the Secured Notes from the Owner Trustee in such principal amounts as shall be set forth in the written notice given by the Charterer pursuant to Section 2.4 hereof, subject to the terms of the Indenture.

     Accordingly, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1.  Definitions; Interpretation.  For the purposes hereof,
                  ---------------------------
capitalized terms used herein (including those used in the preamble and the foregoing recitals) and not otherwise defined herein shall have the meanings assigned to them in Appendix A. References in this Participation Agreement to Sections, subsections, paragraphs, Schedules, Appendices and Exhibits are to Sections, subsections and paragraphs in, and Schedules, Appendices and Exhibits to, this Participation Agreement unless otherwise indicated.

      Section 2.  Commitments of Participants; Funding; Transaction Expenses.
                  ----------------------------------------------------------

      2.1.  Commitment of Owner Participant.  Subject to the terms and
            -------------------------------
conditions of this Participation Agreement, the Owner Participant agrees to participate on the Funding Date in the payment of the Total Vessel Cost by making an equity investment (the "Investment") in the beneficial ownership of
                                  ----------
the Vessel in an amount equal to the sum of (x) the product of (i) Total Vessel
                                             -                  -
Cost and (ii) the Equity Percentage and (y) Transaction Expenses to be paid on
          --
the Funding Date, and shall, on the Funding Date, take and cause the Owner Trustee to take the respective actions specified in Sections 2.7 and 2.8 to be taken by the Owner Participant and the Owner Trustee and shall cause the Owner Trustee to take the actions set forth in Section 2.9.

      2.2.  Commitments of Pass Through Trustee; Secured Notes.  Subject to the
            -------------------------------------------- -----
terms and conditions of this Participation Agreement, the Pass Through Trustee, as Loan Participant, agrees to participate on the Funding Date in the payment of the Total Vessel Cost by purchasing from the Owner Trustee the Secured Notes in the principal amount set forth in the written notice given by the Charterer pursuant to Section 2.4 hereof, subject to the terms of the Indenture, at a purchase price equal to 100% of the aggregate original principal amount of the Secured Notes, and shall, on the Funding Date, take and cause the Indenture Trustee to take the respective actions specified in Section 2.8 to be taken by the Pass Through Trustee, as Loan Participant, and the Indenture Trustee. The Secured Notes shall be issued to the Pass

Through Trustee, as Loan Participant, under, and in accordance with, the terms of the Indenture.

      2.3.  Expiration of Commitments.  Unless the Owner Participant shall agree
            -------------------------
to a later date, the Owner Participant's commitment to make the Investment on the Funding Date pursuant to Section 2.1 shall expire if the Funding Date shall not have occurred before midnight, New York City time, on the Cut-off Date. Unless the Pass Through Trustee, as Loan Participant, shall agree to a later date, the Pass Through Trustee's commitment, as Loan Participant, to purchase the Secured Notes pursuant to Section 2.2 shall expire if the Funding Date shall not have occurred before midnight, New York City time, on the Cut-Off Date.

      2.4.  Notice of Funding Date.  On or before the second Business Day prior
            ----------------------
to the Funding Date, the Charterer shall deliver to each Participant written notice of the Funding Date, which notice shall contain (a) the date of the
                                                        -
Funding Date, (b) the amount of Total Vessel Cost and Transaction Expenses to be
               -
paid on the Funding Date, (c) the amount of the Investment and (d) the principal
                           -                                    -
amount of the Secured Notes to be purchased by the Pass Through Trustee, as Loan Participant, on the Funding Date; provided, however, that the funding of the
                                  --------  -------
Investment or the funding of the purchase price for the Secured Notes to be purchased by the Pass Through Trustee, as Loan Participant, on the Funding Date, as the case may be, and the taking of the other actions contemplated to be taken hereby, in each case on the Funding Date, shall be deemed a waiver of the requirement of notice of the Funding Date set forth in this Section 2.4.

      2.5.  Time and Place of Closing.  The closing on the Funding Date shall
            -------------------------
commence at 10:00 a.m., New York City time, at the offices of Haight Gardner Holland & Knight, a law office of Holland & Knight LLP, New York, New York, or at such other location in New York City and time as the Charterer may specify in the notice of the Funding Date delivered pursuant to Section 2.4.

      2.6.  Delivery of Funds.  Subject to the terms and conditions of this
            -----------------
Agreement, at or before 11:00 a.m., New York City time, on the Funding Date:
(1) the Owner Participant shall deliver to the Owner Trustee by wire transfer of immediately available funds an amount equal to the Investment to be made by the Owner Participant on the Funding Date; and (2) the Pass Through Trustee, as Loan Participant, shall deliver to the Owner Trustee by wire transfer of immediately available funds an amount equal to the purchase price of the Secured Notes to be purchased by the Pass Through Trustee, as Loan Participant, on the Funding

Date, in each case to the account of the Owner Trustee specified in Schedule 1 or to such other account as shall be specified in writing by the Owner Trustee to the Owner Participant and the Pass Through Trustee, as Loan Participant, at least one Business Day prior to the Funding Date. Such amounts shall be held by the Owner Trustee in trust, solely on behalf of the Participant delivering or transferring such amount (and not as part of the Trust Estate), until such Participant shall have instructed the Owner Trustee that such amount is available to be applied by the Owner Trustee pursuant to Section 2.7. No Participant shall be obligated to deliver such instruction if the conditions to its participation set forth in Section 4 have not been met to its satisfaction or waived by it. In the event that (on any scheduled Funding Date) the Loan Participant fails or refuses to make available to the Owner Trustee, by 1:30 p.m. New York City time on the Funding Date, an amount equal to the purchase price of the Secured Notes to be purchased by the Pass Through Trustee on the Funding Date, the Owner Participant may direct the Owner Trustee to return the Owner Participant's funds held by the Owner Trustee in trust and the Funding Date shall be postponed to a Business Day on or before the Cut-off Date and the term "Funding Date" as used in this Agreement shall mean such postponed "Funding Date."

      2.7.  Application of Funds by Owner Trustee.  On the Funding Date, upon
            -------------------------------------
receipt by the Owner Trustee of (a) the amount of the Investment to be made by
                                 -
the Owner Participant on the Funding Date; (b) the purchase price of the Secured
                                            -
Notes to be paid by the Pass Through Trustee, as Loan Participant, on the Funding Date and (c) the instruction pursuant to Section 2.6 that each of such
                  -
amounts is available to be applied by the Owner Trustee pursuant to this Section 2.7, the Owner Trustee shall pay to Seller by wire transfer of immediately available funds to the account of Seller specified in Schedule 1, an amount equal to Total Vessel Cost and shall pay such Transaction Expenses which have been approved by the Charterer in accordance with the provisions of Section 2.9(c) to the Person entitled thereto.

      2.8.  Actions on Funding Date.  Subject to satisfaction of the applicable
            -----------------------
conditions precedent set forth in Sections 3 and 4, on the Funding Date:

     (a) the Owner Participant shall make the Investment required to be made by it on the Funding Date;

     (b) the Pass Through Trustee, as Loan Participant, shall pay to the Owner Trustee the purchase price for the Secured Notes required to be purchased by it on the Funding Date, the Owner Trustee shall execute and deliver to the Indenture Trustee the Secured Notes, and the Indenture Trustee shall authenticate and register the Secured Notes and shall deliver the Secured Notes to the Pass Through Trustee, as Loan Participant;

     (c) for a purchase price equal to Total Vessel Cost, the Owner Trustee shall purchase from Seller and Seller shall sell to the Owner Trustee all of Seller's right, title and interest in and to the Vessel pursuant to the Bill of Sale, and Seller shall assign to the Owner Trustee its right in and to any Builder's warranties applicable to the Vessel or any part thereof (except to the extent such warranties may not be assigned or otherwise transferred, and subject to any limitations of liability therein) pursuant to the Conveyancing Instrument (the Builder's warranties with respect to the Vessel assigned by Seller to the Owner Trustee are limited to Article X of the contract for the construction of the Vessel dated January 30, 1997 between the Builder and Seller);

     (d) the Charterer will cause the Vessel to be duly documented in the name of the Owner Trustee, in accordance with the laws and regulations of the United States, with a coastwise trade endorsement;

     (e) simultaneously with the transfer of title to the Vessel to the Owner Trustee, the Owner Trustee shall charter to the Charterer, and the Charterer shall charter from the Owner Trustee, the Vessel pursuant to the Charter;

     (f) immediately after the actions set forth in Section 2.8(e), the Charterer shall subcharter the Vessel to the Seller pursuant to the Initial Subcharter; and

     (g) the Owner Trustee and the Indenture Trustee will execute and deliver the Indenture and the Ship Mortgage, and the Charterer shall cause the Ship Mortgage to be duly recorded in the offices of the National Vessel Documentation Center.

      2.9.  Transaction Expenses.  (a)(i)  If the transactions contemplated by
            --------------------
this Participation Agreement are consummated, on the Funding Date or as soon as practicable thereafter, but not later than 90 days after the Funding Date (or not later than 60 days after the Funding Date for Transaction Expenses invoiced no later than 40 days after the Funding Date), the Owner Trustee shall pay, or reimburse the parties for, all Transaction Expenses (subject to paragraphs (b) and (c) of this Section 2.9), and the Owner Participant will provide to the Owner Trustee funds therefor and instructions with respect to the payment thereof; (ii) if the transactions shall not be consummated as a result of failure to agree on mutually acceptable documentation, except as provided in the following sentences, Charterer and Owner Participant shall each pay their own fees and expenses (including any agreed upon counsel fees and expenses). The Owner Participant shall pay its own and Charterer's fees and expenses described above (including any agreed upon counsel's fees and expenses) if the transaction shall not be consummated as a result of Owner Trustee's or Owner Participant's failure to perform in accordance with the Commitment Letter. The Charterer shall pay its own and Owner Participant's fees and expenses described above (including any agreed upon counsel's fees and expenses) if the transaction shall not be consummated as a result of Charterer's failure to perform in accordance with the Commitment Letter.

     (b) If the final actual amount of Transaction Expenses exceeds the estimated amount thereof set forth in Schedule 2, in lieu of any adjustment to the Base Charter Hire as provided in Section 2.12.1 resulting from the Transaction Expenses exceeding the amount assumed, the Charterer shall have the right to pay such excess or any portion thereof, in which event an adjustment based only on the amount of such excess actually paid by the Owner Participant (or no such adjustment, if all such excess is paid by the Charterer) shall be made.

     (c)  Each of the Transaction Expenses (other than de minimis amounts) will
                                                       ----------
be subject to the prior written approval of the Charterer (such approval not to be unreasonably withheld). Each of the Transaction Expenses shall be evidenced by appropriate bills, invoices or other substantiation as the Charterer may reasonably request, and such bills, invoices and substantiation for all such fees, expenses, disbursements and costs shall have been presented for Charterer's approval on or prior to the 90th day following the Funding Date.

      2.10.  Authorization to Owner Trustee.  Each of the Owner Participant and
             ------------------------------
the Loan Participant agrees that on the Funding Date the receipt by the Owner Trustee of an instruction from each Participant pursuant to Section 2.6 making the amount delivered by each such Participant to the Owner Trustee available for application pursuant to Section 2.7 shall constitute, without further act, authorization and direction by each such Participant to the Owner Trustee to take the actions contemplated to be taken by the Owner Trustee on the Funding Date in the Operative Documents, including, without limitation, the execution and delivery of all other documents and instruments contemplated to be executed and delivered by the Owner Trustee on or prior to the Funding Date in the Operative Documents.

      2.11.  Registration Statement.  Each of the Owner Participant, the Owner
             ----------------------
Trustee, the Indenture Trustee and the Pass Through Trustee, as Loan Participant, acknowledges that the Charterer and the Guarantor intend to file with the SEC one or more prospectus supplements to the prospectus contained in the Registration Statement with respect to the Pass Through Certificates to be issued in connection with the transactions contemplated hereby. If, in connection with the review by the SEC of such prospectus supplement or any amendments to the Registration Statement with respect thereto, any modifications or additions are required to be made in the Operative Documents or any Pass Through Trust Document, each of the parties named above in this Section 2.11 agrees to, at the Charterer's expense, negotiate in good faith with respect to, and to enter into amendments, supplements or modifications to the Operative Documents or the Pass Through Trust Documents, as the case may be, reflecting such modifications or additions; provided that no party hereto shall be required
                                 --------
to agree to any such modification or addition that adversely affects the rights of, or increases the obligations of, such party under any of the Operative Documents or any Pass Through Trust Documents.

           2.12.    Recomputation of Base Charter Hire, Termination Values,
                    -------------------------------------------------------
     Stipulated Loss Values and EBO Exercise Price.
     ---------------------------------------------

          2.12.1.  Adjustments to Base Charter Hire, Termination Values,
                   -----------------------------------------------------
Stipulated Loss Values and EBO Exercise Percentages. Subject to the following
---------------------------------------------------
provisions of this Section 2.12, the Base Charter Hire, Termination Values, Stipulated Loss Values and EBO Exercise Percentages (collectively, the "Economic
                                                                        --------
Factors") set forth in Schedule 2 shall be appropriately increased or decreased
-------
by such amounts and in such a manner as shall preserve the Owner Participant's Net Economic Return in the event that:

          (a)  prior to the Funding Date:

          (i) any of the Non-tax Pricing Assumptions set forth in Schedule 2 shall have become incorrect and after having received a written notice prior to the Funding Date from the Owner Participant of such incorrectness and the proposed adjustment to Base Charter Hire (and other adjustments hereunder) resulting therefrom, the Charterer shall have waived its right under Section 3 of this Participation Agreement to decline to proceed with the transactions contemplated hereby, or

         (ii) there shall have occurred a change (whether proposed, temporary or final) in the Code (other than with respect to the alternative minimum tax), any regulation thereunder or the issuance of any IRS revenue ruling, revenue procedure or other pronouncement of general applicability or any court decision, issued or rendered after August 28, 1997 and prior to the Funding Date, and after having received a written notice prior to the Funding Date from the Owner Participant of such change and the proposed adjustment to Base Charter Hire (and other adjustments hereunder) resulting therefrom, the Charterer shall have waived its right under Section 3 of this Participation Agreement to decline to proceed with the transactions contemplated hereby; or

          (b)  after the Funding Date:

          (i) Transaction Expenses paid by the Owner Participant, as a percentage of Total Vessel Cost, are other than the percentage set forth in
     Schedule 2;

         (ii) the Owner Trustee finances (either with additional equity and/or debt) the cost of any Modifications to the Vessel; or

        (iii)  the Secured Notes are refinanced at the request of the Charterer.

No Economic Factor adjustment described in (a) above shall result from a Change in Tax Law occurring after August 28, 1997 and prior to the Funding Date to the extent Mayer, Brown & Platt or such other independent tax counsel selected by the Owner Participant (and reasonably acceptable to the Charterer) delivers to the Owner Participant its opinion to the effect that, notwithstanding such change, a realistic possibility of success exists for a position that would eliminate the necessity for or reduce the magnitude of an Economic Factor adjustment otherwise resulting from such Change in Tax Law, and the Tax Indemnity Agreement is amended in a manner satisfactory to the Owner Participant to provide indemnification for the adoption by the Owner Participant of such position.

          2.12.2.  Limitations on Adjustments.  (a)  Any adjustment made to any
                   --------------------------
of the Economic Factors pursuant to Section 2.12.1 shall be made in such a manner as to (i) comply in all respects with the provisions of Section 3(h) of
              -
the Charter, (ii) to the extent consistent with the foregoing provisions of
              --
Section 2.12.1 (including preserving the Owner Participant's Net Economic Return), minimize (to the greatest extent possible) the Charterer's Net Present Value Cost and (iii) satisfy Section 467 of the Code and the Treasury
                ---
Regulations thereunder and the

90/110 test described therein on a prospective basis, taking into account only Base Charter Hire payable on or after the date such adjustments take effect to the extent permitted by Section 467 of the Code and the regulations thereto as then in effect.

          (b) In making any adjustment pursuant to Section 2.12.1, each of the Non-tax Pricing Assumptions and Tax Pricing Assumptions set forth in
Schedule 2 and the other assumptions and methods of calculation employed in the calculation of the Economic Factors, as reflected in Schedule 2 (as such pricing assumptions shall have been modified as a result of the event giving rise to the adjustment under this Section 2.12 or previous adjustments under this Section 2.12) shall be used consistently in such adjustment subject to the constraints specifically provided in this Section 2.12.

          (c) Notwithstanding any other provision of this Participation Agreement or any other Operative Document (i) the amount of Base Charter Hire payable on each Base Charter Payment Date, as the same may be adjusted pursuant to Section 2.12, shall be at least equal to the aggregate amount of scheduled principal and accrued interest due and payable on the Secured Notes Outstanding on such Base Charter Payment Date, and (ii) the amount of Stipulated Loss Value and Termination Value as of any date and the amount of the initial installment of the EBO Exercise Price as of any EBO Exercise Date, as each such amount may be adjusted pursuant to Section 2.12, together with the payment of Charter Hire payable under the Charter on such date (excluding, in each case, any portion thereof constituting an Excepted Payment), shall be at least equal to the aggregate amount of principal and accrued interest which would be due and payable on the Secured Notes Outstanding on such date, assuming such date or EBO Exercise Date, as the case may be, was the date such payment was due on the Secured Notes in respect of any payment by the Charterer of Stipulated Loss Value, Termination Value or EBO Exercise Price.

          (d) Any such adjustments will also result in an adjustment of the EBO Exercise Date, if necessary, on the same basis as stated above for the Economic Factors (subject to receipt by the Charterer and the Owner Participant of a satisfactory appraisal confirmation of such change).

          (e) No such adjustment to the Economic Factors shall result in the Charter not qualifying for Financial Accounting Standards Board Statement No. 13 (FAS 13) operating lease treatment for the Charterer.

          2.12.3.  Timing of Adjustments.  All adjustments to be made pursuant
                   ---------------------
to Section 2.12.1(a) or 2.12.1(b)(i) shall be made before the first Base Charter Payment Date and in any event as soon as practicable after the event giving rise to the adjustment; provided that no adjustment shall be final, if subject to
                   --------
verification pursuant to Section 2.12.4, until such verification is completed.

          2.12.4.  Confirmation of Adjustments.  (a)  The Owner Participant
                   ---------------------------
shall promptly provide to the Charterer, the Owner Trustee and the Indenture Trustee notice of any adjustment under this Section 2.12, together with an Officer's Certificate of the Owner Participant, which Officer's Certificate shall set forth the amount of and the reason for any such adjustment, specify in reasonable detail (but without disclosure of confidential information) the basis of the calculation of such adjustment (which basis shall be consistent with the provisions of this Section 2.12) and confirm that such adjustment was made in accordance with the provisions of this Section 2.12.

         (b) The Charterer may request that any such adjustment and confirmation be verified by a nationally recognized, Independent public accounting firm that regularly audits the financial statements of, or is selected by, the Owner Participant and reasonably acceptable to the Charterer. In performing such verification, such accounting firm shall be given access by the Owner Participant to the assumptions, methods, computations, programs and files utilized by the Owner Participant in calculating such proposed adjustment and employed in the calculation of the Economic Factors, subject to the execution of such confidentiality agreements as the Owner Participant shall reasonably request (which agreements may prohibit disclosure of the Owner Participant's assumptions, methodology, programs or files to any third party, including the Charterer). Under no circumstances shall such independent public accounting firm or any other Person be entitled to review the tax returns of the Owner Participant. Any revised adjustment resulting from such verification shall become effective as of the date on which the original adjustment would have become effective but for such revision.

          (c) Any such verification by an accounting firm pursuant to Section 2.12.4(b) shall be at the expense of the Charterer; provided, however, that if
                                                    --------  -------
an error is discovered, which: 1) results from a change in the methodology employed by the Owner Participant in making such adjustment from the methodology employed in preparation of the original Owner Participant's proposal dated July 15, 1997 to Charterer, as further clarified by the facsimile dated August 18, 1997 from

Gary Civello of Helm Financial Corporation to Richard E. Sliwinski of Mobil Corporation, and such methodology should have remained unchanged, or 2) causes Charterer's Net Present Value Cost to increase by five (5) basis points or more, then such verification expense will be paid by the Owner Participant. The Economic Factors will, in any case, be sufficient to repay the outstanding principal amount of the Outstanding Secured Notes and any interest due and payable and accrued thereon since the last scheduled interest payment date unless, in the case of Base Charter Hire, otherwise agreed to by the Charterer and the Loan Participant.

          Section 3.  Conditions to Closing by Charterer.  The obligations of
                      ----------------------------------
the Charterer pursuant to Section 2 to (a) cause the Seller to transfer its
                                        -
right, title and interest in and to the Vessel to the Owner Trustee and (b)
                                                                         -
charter the Vessel from the Owner Trustee and take the other actions contemplated by Section 2 to be taken by it on the Funding Date is subject only to the fulfillment on the Funding Date to the satisfaction of or waiver by the Charterer of each of the conditions precedent described below, except that the obligations of the Charterer shall not be subject to the Charterer's, Seller's, or Guarantor's own performance or, if the Charterer shall have the power to cause another Person to perform, the Charterer's failure to cause such performance.

          3.1.  Closing Documents.  Each of the following documents shall have
                -----------------
been duly authorized, executed and delivered by the respective parties thereto (other than the Charterer, Seller or the Guarantor):

          (a)  this Participation Agreement;

          (b)  the Charter;

          (c)  the Bill of Sale and the Conveyancing Instrument;

          (d)  the Tax Indemnity Agreement;

          (e)  the Trust Agreement;

          (f)  the Owner Participant Guaranty;

          (g)  the Guaranty;

          (h)  the Indenture;

          (i)  the Secured Notes;

          (j)  the Ship Mortgage;

          (k)  the Pass Through Trust Documents; and

          (l)  the Underwriting Agreement;

and each such document shall be in full force and effect on the Funding Date and no event or condition shall have occurred that, with or without the lapse of time or the giving of notice or both, would give the Charterer, the Guarantor or the Owner Trustee, as the case may be, the right to terminate such document, and an executed counterpart of each of the same shall have been delivered to the Charterer (except that each original Secured Note shall be delivered only to the Pass Through Trustee).

          3.2.  Legality, Etc.  No change shall have occurred after August 28,
                -------------
1997 in Governmental Rules that, in the reasonable opinion of the Charterer, would make it illegal or unduly burdensome for the Charterer, the Guarantor, the Seller, the Owner Trustee, the Owner Participant, the Owner Participant Guarantor, the Indenture Trustee, the Pass Through Trustee or any other Participant to participate in any of the transactions contemplated by the Operative Documents or the Pass Through Trust Documents to be consummated on the Funding Date.

          3.3.  Event of Loss.  There shall not have occurred an Event of Loss
                -------------
to the Vessel or any event described in the definition of Event of Loss that with the passage of time would be an Event of Loss.

          3.4.  Consents and Approvals.  All Governmental Actions that are
                ----------------------
required to be taken, given, obtained, filed or recorded, as the case may be, on or prior to the Funding Date, by, from or with any Governmental Authority, and all other consents, filings or approvals that are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Funding Date by, from or with any Person in each case, (a) in connection with
                                                        -
the transactions contemplated by the Operative Documents or the Pass Through Trust Documents, or to authorize the execution, delivery and performance by the Charterer, the Seller, and/or the Guarantor, as the case may be, of the Pass Through Trust Documents, the Underwriting Agreement and the Operative Documents to which it is a party, other than those that may be required under the securities laws or blue sky laws of any state in connection with the offering or sale of the Pass Through Certificates or those constituting filings, recordings or other actions of the types referred to in Section 4.15 or (b) in order that
                                                              -
the Vessel may be operated as of the

Funding Date for the purposes intended by the Charterer (including, without limitation, all approvals, certificates, permits, authorizations, licenses or other actions relating to the operation and maintenance of the Vessel), shall have been duly taken, given, obtained, filed or recorded, as the case may be, shall be in full force and effect on the Funding Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be adequate to authorize the consummation of the transactions contemplated by the Pass Through Trust Documents, the Underwriting Agreement and the Operative Documents and the performance by each of the Charterer and the Guarantor of its obligations under such thereof to which it is a party, except

(i) such as may be required to be taken, obtained, given, accomplished or
--
renewed from time to time after the Funding Date in connection with the maintenance or operation of the Vessel or (ii) such as are otherwise required in
                                           --
connection with the transactions contemplated by the Pass Through Trust Documents, the Underwriting Agreement and the Operative Documents which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Funding Date, and which in the normal course would, in the Charterer's reasonable determination, likely be granted or obtained or (iii) any Governmental Actions or other consents, filings
                        ---
or approvals referred to in this Section 3.4 that, if not obtained, granted or taken by the Funding Date, would not materially adversely affect the ability of
(x) the Charterer to perform its obligations under this Agreement, any other
 -
Operative Document to which it is a party or any Pass Through Trust Document or
(y) the Guarantor to perform its obligations under the Guaranty.
 -

          3.5.  Opinions.  A signed original of each opinion referred to in
                --------
Section 4.6 (other than in Sections 4.6(a) and 4.6(g)) (each such opinion substantially in the form and addressed as previously agreed) shall have been addressed and delivered to the Charterer. In addition to the opinion referred to in Section 4.6(b), the Charterer shall have received an opinion from Haight Gardner Holland & Knight, a law office of Holland & Knight LLP, in form and substance satisfactory to the Charterer as to such tax matters related to the transactions contemplated hereby as the Charterer may reasonably request.

          3.6.  Litigation.  There shall be no actions, suits or proceedings
                ----------
before any Governmental Authority pending or, to the knowledge of the respective parties, threatened against the Seller, the Charterer, the Guarantor, the Owner Participant, the Owner Participant Guarantor, the Pass Through Trustee, the Owner Trustee or the Indenture Trustee or the properties of any of such Persons, nor shall any order, judgment or decree have been issued by a Governmental Authority to set aside, restrain, enjoin or prevent the consummation of this Participation Agreement, any other Operative Document, any Pass Through Trust Document, the Underwriting Agreement, the Owner Participant Guaranty, or the transactions contemplated hereby or thereby.

          3.7.  Appraisal.  The Charterer shall have received a copy of the
                ---------
Appraisal, which shall (a) confirm that Total Vessel Cost is the fair market value of the Vessel, (b) confirm that the Charter Term is less than 75% of the useful economic life of the Vessel, (c) identify the anticipated fair market value of the Vessel at the end of the Base Charter Term, and establish that the EBO Exercise Price and the Fixed Price Purchase Option Amount are both not less than the estimated or anticipated fair market value of the Vessel at the point in time that the Charterer may exercise its Early Buy-Out Option or Fixed Price Purchase Option, as the case may be.

          3.8.  Equity Offering.  The Charterer and the Guarantor shall have
                ---------------
received an executed copy of the letter referred to in Section 4.9, which letter shall be dated the Funding Date.

          3.9.  Payment of Total Vessel Cost.  The Seller shall have received
                ----------------------------
payment of an amount equal to Total Vessel Cost in accordance with Section 2.7.

          3.10.  Sale of Pass Through Certificates.  The Pass Through
                 ---------------------------------
Certificates shall have been issued pursuant to the Pass Through Trust Documents and sold pursuant to the Underwriting Agreement, and the Underwriters shall have transferred to the Pass Through Trustee in immediately available funds an amount equal to the purchase price for the Pass Through Certificates sold pursuant to each of the Pass Through Trust Supplements.

          3.11.  No Uneconomic Change; Other Changes.  Prior to the Funding
                 -----------------------------------
Date, in the event that a proposed adjustment in the Economic Factors would, in the Charterer's reasonable opinion, cause the transaction to be uneconomic, the Charterer will have the right, at its option and in its discretion, to terminate the transaction; provided that an adjustment to the Economic Factors for a
                 --------
reason other than a Change in Tax Law shall be considered uneconomic only if such change would result in an increase in Charterer's Net Present Value Cost of more than ten (10) basis points.

          3.12.  Officer's Certificates.  On the Funding Date, the Charterer
                 ----------------------
shall have received the following (and the statements therein shall be true and correct):

          (a)  an Officer's Certificate of each of the Owner Participant and the Owner Participant Guarantor, dated the Funding Date, stating that (i) the
                                                                       -
representations and warranties of the Owner Participant and the Owner Participant Guarantor, respectively, contained in Section 6 and the Owner Participant Guaranty are true and accurate on and as of the Funding Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to which each
                                     --
respectively is a party and the Owner Participant Guaranty are or, to the extent previously executed and delivered, remain in full force and effect with respect to it;

          (b) an Officer's Certificate of each of the Trust Company and the Owner Trustee, dated the Funding Date, stating that (i) the representations and
                                                     -
warranties of the Trust Company and the Owner Trustee, respectively, contained in Section 7 are true and accurate on and as of the Funding Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to which the Trust Company
                        --
and the Owner Trustee, respectively, is a party is or, to the extent previously executed and delivered, remains in full force and effect with respect to it;

          (c) an Officer's Certificate of the Indenture Trustee, dated the Funding Date, stating that (i) the representations and warranties of the
                            -
Indenture Trustee contained in Section 8 are true and accurate on and as of the Funding Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to
                                              --
which the Indenture Trustee is a party is or, to the extent previously executed and delivered, remains in full force and effect with respect to it; and

          (d) an Officer's Certificate of State Street Bank and Trust Company (in its individual capacity and as Pass Through Trustee, as applicable), dated the Funding Date, stating that (i) the representations and warranties of State
                                -
Street Bank and Trust Company and the Pass Through Trustee, respectively, contained in Section 9 are true and accurate on and as of the Funding Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each of the Participation Agreement and
                                     --
the Pass Through Trust Documents is, or to the extent previously executed and delivered, remains in full force and effect with respect to it.

          3.13.  Resolutions, Etc.  The Charterer shall have received the
                 ----------------
following, in each case in form and substance reasonably satisfactory to the
Charterer:

          (a) a Secretary's or an Assistant Secretary's certificate of each of the Owner Participant and the Owner Participant Guarantor, dated the Funding Date, attaching and certifying as to (i) resolutions of its respective Board of
                                      -
Directors duly authorizing the execution, delivery and performance by each of the Owner Participant and the Owner Participant Guarantor of the Owner Participant Guaranty and each Operative Document to which each, respectively, is a party, and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Funding Date; (ii) its
                                                               --
respective charter documents; (iii) its respective by-laws and (iv) the
                               ---                              --
incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Owner Participant and the Owner Participant Guarantor, respectively;

          (b) a Secretary's or an Assistant Secretary's certificate of the Trust Company, dated the Funding Date, attaching and certifying as to (i)
                                                                       -
resolutions of the Trust Company's Board of Directors or appropriate committee thereof duly authorizing the execution, delivery and performance by the Trust Company and the Owner Trustee of each Operative Document to which each, respectively, is a party and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Funding Date; (ii)
                                                                          --
the Trust Company's charter documents; (iii) the Trust Company's by-laws and
                                        ---
(iv) the incumbency and signature of persons authorized to execute and deliver
 --
such documents on behalf of the Trust Company and the Owner Trustee;

          (c) a Secretary's or an Assistant Secretary's certificate of the Indenture Trustee, dated the Funding Date, attaching and certifying as to (i)
                                                                           -
resolutions of its Board of Directors or an appropriate committee thereof duly authorizing the execution, delivery and performance by the Indenture Trustee of each Operative Document to which it is a party and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Funding Date; (ii) its charter documents; (iii) its by-laws and (iv) the
               --                          ---                   --
incumbency and
signature of persons authorized to execute and deliver such documents on behalf of the Indenture Trustee;

          (d) a Secretary's or an Assistant Secretary's certificate of State Street Bank and Trust Company, dated the Funding Date, attaching and certifying as to (i) resolutions of its Board of Directors or an appropriate committee
       -
thereof duly authorizing the execution, delivery and performance by the Pass Through Trustee of the Pass Through Trust Documents and this Participation Agreement and the transactions contemplated thereby and hereby, certified to be in full force and effect without modification as of the Funding Date; (ii) its
                                                                       --
charter documents; (iii) its by-laws and (iv) the incumbency and signature of
                    ---                   --
persons authorized to execute and deliver such documents on behalf of the Pass Through Trustee; and

          (e) appropriate documentation confirming the representations as to the citizenship of the respective parties contained in Sections 6.13 and 7.11.

          3.14.  Coast Guard Documentation.  The Charterer shall have received a
                 -------------------------
certificate of documentation with U.S. coastwise trade and registry endorsements, and any further evidence that the Charterer may reasonably require, from the United States Coast Guard evidencing that the Vessel is duly documented in the name of the Owner Trustee qualified to engage in U.S. coastwise and registry trades.

          Section 4.  Conditions to Closing by Participants.  The obligations of
                      -------------------------------------
the Owner Participant and the Pass Through Trustee pursuant to Section 2 to participate in the payment of Shipowner's Cost and to take the other actions contemplated by Section 2 to be taken by them on the Funding Date are subject only to the fulfillment on the Funding Date to the satisfaction of or waiver by such Participant of each of the following conditions precedent (other than in the case of the Owner Participant, Sections 4.2(l), 4.6(f), 4.12(e), 4.13(e),
4.14 and 4.16), except that the obligations of such Participant shall not be sub ject to such Participant's own performance or, if such Participant shall have the power to cause another Person to perform, such Participant's failure to cause such performance:

          4.1.  Notice of Funding Date.  Such Participant shall have received
                ----------------------
the notice of the Funding Date required to be delivered pursuant to Section 2.4.

          4.2.  Closing Documents.  Each of the following documents shall have
                -----------------
been duly authorized, executed and delivered by the respective parties thereto:

          (a)  this Participation Agreement;

          (b)  the Charter;

          (c)  the Bill of Sale and the Conveyancing Instrument;

          (d)  the Tax Indemnity Agreement;

          (e)  the Trust Agreement;

          (f)  the Owner Participant Guaranty;

          (g)  the Guaranty;

          (h)  the Indenture;

          (i)  the Secured Notes;

          (j)  the Ship Mortgage;

          (k)  the Pass Through Trust Documents; and

          (l)  the Underwriting Agreement;

and each such document shall be in full force and effect on the Funding Date, and no event or condition shall have occurred that, with or without the lapse of time or the giving of notice, shall give any other party thereto the right to terminate such document, and an executed counterpart (or, in the case of the Pass Through Trust Documents, a true, correct and complete copy) of each of the same shall have been delivered to such Participant (except that the Tax Indemnity Agreement shall be delivered only to the parties thereto and each original Secured Note shall be delivered only to the Pass Through Trustee).

          4.3.  Legality, Etc.  No change shall have occurred after August 28,
                -------------
1997 in Governmental Rules that, in the reasonable opinion of such Participant, would make it illegal or unduly burdensome for the Charterer, the Seller, the Guarantor, the Owner Trustee, the Owner Participant Guarantor, the Indenture Trustee or any Participant to participate in any of the transactions contemplated by the Operative Documents to be consummated on the Funding Date.

          4.4.  Event of Loss.  There shall not have occurred an Event of Loss
                -------------
to the Vessel or any event described in the definition of Event of Loss that with the passage of time would be an Event of Loss.

          4.5.  Consents and Approvals.  All Governmental Actions that are
                ----------------------
required to be taken, given, obtained, filed or recorded, as the case may be, on or prior to the Funding Date by, from or with any Governmental Authority, and all other consents, filings or approvals which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Funding Date by, from or with any other Person in each case, (a) in connection
                                                              -
with the transactions contemplated by the Operative Documents or the Pass Through Trust Documents, or to authorize the execution, delivery and performance by the Charterer, the Seller, the Guarantor, the Owner Participant, the Trust Company, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee of each of the Operative Documents or the Pass Through Trust Documents to which it is a party, other than those that may be required under the securities laws or blue sky laws of any state in connection with the offering or sale of the Pass Through Certificates or those constituting filings, recordings or other actions of the type referred to in Section 4.15 or (b) in order that the Vessel may be
                                            -
operated as of the Funding Date for the purposes intended by the Charterer (including, without limitation and all approvals, certificates, permits, authorizations, licenses or other actions relating to the operation and maintenance of the Vessel), shall have been duly taken, given, obtained, filed or recorded, as the case may be, shall be in full force and effect on the Funding Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be adequate to authorize the consummation of the transactions contemplated by the Pass Through Trust Documents and the Operative Documents and the performance by each of the Charterer, the Seller and the Guarantor of its obligations under such thereof to which it is a party, except (i) such as may be required to be taken, obtained,
                             -
given, accomplished or renewed from time to time after the Funding Date in connection with the maintenance or operation of the Vessel or (ii) such as are
                                                               --
otherwise required in connection with the transactions contemplated by the Pass Through Trust Documents and the Operative Documents which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Funding Date, and which in the normal course would, in the Charterer's reasonable determination, likely be granted or obtained or (iii) such Governmental Actions or such other consents, filings or
             ---
approvals referred to in this Section 4.5 that, if not obtained, granted or taken by the Funding Date, would not materially adversely affect the ability of
(x) the Charterer or the Seller to perform its obligations under this Agreement,
 -
any other Operative Document to which it is a party or any Pass Through Trust Document or (y) the Guarantor to perform its obligations under the Guaranty.
             -

          4.6.  Opinions.  Opinions dated the Funding Date of the following
                --------
counsel, each such opinion substantially in the form and substance as previously reasonably agreed and addressed as previously agreed, shall have been executed and delivered by such counsel:

          (a) Ralph N. Johanson, Jr., Esq., Managing Counsel, Corporate, Finance and Securities to the Guarantor;

          (b) Haight Gardner Holland & Knight, a law office of Holland & Knight LLP, special counsel to the Charterer, the Seller, and the Guarantor;

          (c) Mayer, Brown & Platt, special counsel to the Owner Participant and the Owner Participant Guarantor and the opinion of internal or other local counsel to the Owner Participant;

          (d) Ray, Quinney & Nebeker, special counsel to the Trust Company and the Owner Trustee;

          (e)  Bingham, Dana & Gould LLP, special counsel to the Indenture
Trustee;

          (f) Bingham, Dana & Gould LLP, special counsel to the Pass Through Trustee; and

          (g) Mayer, Brown & Platt, special counsel to the Owner Participant, in form and substance satisfactory to the Owner Participant as to such tax matters related to the transactions contemplated hereby as the Owner Participant may reasonably request.

          4.7.  Litigation.  There shall be no actions, suits or proceedings
                ----------
before any Governmental Authority pending or, to the knowledge of the Owner Participant, the Trust Company, the Owner Trustee, the Indenture Trustee, or the Pass Through Trustee threatened against the Charterer, the Guarantor, the Owner Participant, the Trust Company, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee or the properties of any of such Persons, nor shall any order, judgment or decree have been issued by any Governmental Authority, in each case to set aside, restrain, enjoin or prevent the consummation of this Participation Agreement, any of the other Operative Documents, the Pass Through Trust Documents or the transactions contemplated hereby or thereby.

          4.8.  Appraisal.  (a)  The Owner Participant shall have received the
                ---------
Appraisal, which Appraisal shall be satisfactory in form and substance to the Owner Participant.

          (b) The Indenture Trustee shall have received a letter from the Appraiser setting forth the conclusions of the Appraiser with respect to the fair market value of the Vessel as of the Funding Date.

          4.9.  Equity Offering.  The Owner Participant and the Indenture
                ---------------
Trustee shall have received a letter dated the Funding Date from the Charterer Financial Advisor with respect to the number of offerees of the beneficial interest in the Trust Estate and the manner of offering thereof.

          4.10.  Insurance.  Insurance complying with the provisions of Section
                 ---------
10(a) of the Charter shall be in full force and effect, and the Owner Participant and the Indenture Trustee shall have received an Officer's Certificate of the Charterer, dated the Funding Date, stating that such insurance complies with the provisions of Section 10(a) of the Charter.

          4.11.  Taxes.  All Taxes, if any, payable on or prior to the Funding
                 -----
Date by the Charterer or the Seller in connection with the recordation and filing of all documents and instruments referred to in Section 4.15 or the execution and delivery of the Bill of Sale shall have been paid in full on or before the Funding Date by the Charterer or the Seller, as the case may be.

          4.12.  Officer's Certificates.  On the Funding Date, such Participant,
                 ----------------------
the Owner Trustee and the Indenture Trustee shall have received the following (and the statements therein shall be true):

          (a) an Officer's Certificate of each of the Charterer and the Guarantor, dated the Funding Date, stating that (i) the representations and
                                                 -
warranties of the Charterer and the Guarantor, respectively, contained in
Section 5 and in the Guaranty are true and accurate on and as of the Funding Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to which each
                                     --
respectively is a party and each Pass Through Trust Document is or, to the extent previously executed and delivered, remains in full force and effect with respect to it;

          (b) an Officer's Certificate of each of the Owner Participant and the Owner Participant Guarantor, dated the Funding Date, stating that (i) the
                                                                       -
representations and warranties of the Owner Participant and the Owner Participant Guarantor, respectively, contained in Section 6 and in the Owner Participant

Guaranty are true and accurate on and as of the Funding Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to which each respectively
                        --
is a party and the Owner Participant Guaranty are or, to the extent previously executed and delivered, remain in full force and effect with respect to it;

          (c) an Officer's Certificate of each of the Trust Company and the Owner Trustee, dated the Funding Date, stating that (i) the representations and
                                                     -
warranties of the Trust Company and the Owner Trustee, respectively, contained in Section 7 are true and accurate on and as of the Funding Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to which the Trust Company
                        --
and the Owner Trustee, respectively, is a party is or, to the extent previously executed and delivered, remains in full force and effect with respect to it;

          (d) an Officer's Certificate of the Indenture Trustee, dated the Funding Date, stating that (i) the representations and warranties of the
                            -
Indenture Trustee contained in Section 8 are true and accurate on and as of the Funding Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each Operative Document to
                                              --
which the Indenture Trustee is a party is or, to the extent previously executed and delivered, remains in full force and effect with respect to it; and

          (e) an Officer's Certificate of State Street Bank and Trust Company (in its individual capacity and as Pass Through Trustee, as applicable), dated the Funding Date, stating that (i) the representations and warranties of State
                                -
Street Bank and Trust Company and the Pass Through Trustee, respectively, contained in Section 9 are true and accurate on and as of the Funding Date as though made on and as of such date except to the extent that such representations and warranties specifically relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and (ii) each of the Participation Agreement and
                                     --
the Pass Through

Trust Documents is, or to the extent previously executed and delivered, remains in full force and effect with respect to it.

          4.13.  Resolutions, Etc.  The Owner Participant, the Owner Trustee and
                 ----------------
the Indenture Trustee shall have received the following, in each case in form and substance reasonably satisfactory to such Person:

          (a) a Secretary's or an Assistant Secretary's certificate of each of the Charterer, the Seller, and the Guarantor dated the Funding Date, attaching and certifying as to (i) resolutions of its respective Board of Directors or
                      -
appropriate committee thereof duly authorizing the execution, delivery and performance by each of the Charterer, the Seller and the Guarantor of each Operative Document to which each, respectively, is a party and the Pass Through Trust Documents and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Funding Date; (ii) its
                                                                    --
respective charter documents; (iii) its respective by-laws and (iv) the
                               ---                              --
incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Charterer, the Seller and the Guarantor;

          (b) a Secretary's or an Assistant Secretary's certificate of each of the Owner Participant and the Owner Participant Guarantor, dated the Funding Date, attaching and certifying as to (i) resolutions of its respective Board of
                                      -
Directors duly authorizing the execution, delivery and performance by each of the Owner Participant and the Owner Participant Guarantor of each Operative Document to which each, respectively, is a party and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Funding Date; (ii) its respective charter documents;
                                      --
(iii) its respective by-laws and (iv) the incumbency and signature of persons
 ---                              --
authorized to execute and deliver such documents on behalf of the Owner Participant and the Owner Participant Guarantor;

          (c) a Secretary's or an Assistant Secretary's certificate of the Trust Company, dated the Funding Date, attaching and certifying as to (i)
                                                                       -
resolutions of the Trust Company's Board of Directors or appropriate committee thereof duly authorizing the execution, delivery and performance by the Trust Company and the Owner Trustee of each Operative Document to which each, respectively, is a party and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Funding Date; (ii)
                                                                          --
the Trust Company's charter documents; (iii) the Trust Company's by-laws and
                                        ---
(iv) the incumbency and signature of persons authorized to
 --
execute and deliver such documents on behalf of the Trust Company and the Owner Trustee;

          (d) a Secretary's or an Assistant Secretary's certificate of the Indenture Trustee, dated the Funding Date, attaching and certifying as to (i)
                                                                           -
resolutions of its Board of Directors or an appropriate committee thereof duly authorizing the execution, delivery and performance by the Indenture Trustee of each Operative Document to which it is a party and the transactions contemplated thereby, certified to be in full force and effect without modification as of the Funding Date; (ii) its charter documents; (iii) its by-laws and (iv) the
               --                          ---                   --
incumbency and signature of persons authorized to execute and deliver such documents on behalf of the Indenture Trustee;

          (e) a Secretary's or an Assistant Secretary's certificate of State Street Bank and Trust Company, dated the Funding Date, attaching and certifying as to (i) resolutions of its Board of Directors or an appropriate committee
       -
thereof duly authorizing the execution, delivery and performance by the Pass Through Trustee of the Pass Through Trust Agreement, the Pass Through Trust Supplement and this Participation Agreement and the transactions contemplated thereby and hereby, certified to be in full force and effect without modification as of the Funding Date; (ii) its charter documents; (iii) its by-
                                      --                          ---
laws and (iv) the incumbency and signature of persons authorized to execute and
          --
deliver such documents on behalf of the Pass Through Trustee.

          4.14.  Investment and Loans.  The Owner Participant shall have made
                 --------------------
available to the Owner Trustee the full amount of its Investment, and the Pass Through Trustee shall have purchased the Secured Notes required to be purchased by it on the Funding Date pursuant to Section 2.

          4.15.  Title; Filings and Recordings.  On the Funding Date, (a) title
                 -----------------------------                         -
in and to the Vessel shall have been duly and effectively transferred to the Owner Trustee pursuant to the Bill of Sale, free and clear of all Liens other than Permitted Liens described in subsections(ii)-(viii) of the definition of Permitted Liens; (b) all filings and recordings necessary (i) to establish the
                  -                                        -
Owner Trustee's right, title and interest in and to the Vessel and the Builder's warranties transferred by the Conveyancing Instrument and (ii) to perfect the
                                                           --
Indenture Trustee's security interest in the Indenture Estate created by the Indenture and the Ship Mortgage, shall have been duly made or arrangements shall have been made for the due filing or recording thereof on the Funding Date, subject to requirements for filing continuation statements at appropriate intervals and subject to Permitted Liens; (c) no other action shall be required
                                           -
to perfect
such right, title and interests (other than the taking of possession by the Indenture Trustee of the original executed counterpart of the Charter) and (d)
                                                                            -
there are no sales taxes arising or due in connection with the transfer of title to the Vessel to the Owner Trustee or the charter of the Vessel to the Charterer as contemplated by the Operative Documents.

          4.16.  Sale of Pass Through Certificates.  The Charterer and the
                 ---------------------------------
Guarantor shall have entered into the Underwriting Agreement and the Pass Through Trust Documents; the Pass Through Certificates shall have been issued pursuant to the Pass Through Trust Documents and sold pursuant to the Underwriting Agreement, and the Underwriters shall have transferred to the Pass Through Trustee in immediately available funds an amount equal to the purchase price for the Pass Through Certificates.

          4.17.  No Default Under Charter.  No Charter Default or Charter Event
                  ------------------------
of Default shall have occurred and be continuing.

          4.18.  Completion Certificate.  Such Participant shall have received a
                 ----------------------
Protocol of Delivery and Acceptance executed by the Seller and the Owner Trustee evidencing delivery of the Vessel to the Owner Trustee.

          Section 5.  Representations and Warranties of the Charterer.  The
                      -----------------------------------------------
Charterer represents and warrants to each of the other parties hereto that:

          5.1.  Due Organization.  The Charterer is a corporation duly
                ----------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as presently conducted and as it is contemplated it will be conducted in connection with the Vessel, to own or hold under lease its properties and to execute and deliver and perform its obligations under this Participation Agreement, each other Operative Document to which it is a party and each Pass Through Trust Document, and is duly qualified to do business in any jurisdiction where failure so to qualify could reasonably be expected to materially adversely affect its ability to conduct its business as it is presently conducted and as it is contemplated to be conducted in connection with the Vessel, to own or hold under Charter its properties or to perform any of its obligations under this Participation Agreement or any other Operative Document to which it is a party.

          5.2.  Authorization.  The execution, delivery and performance by the
                -------------
Charterer of this Participation Agreement, each other Operative Document to which it is a party and each Pass Through Trust Document and of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Charterer and do not and will not require the consent or approval of any shareholder of the Charterer or any trustee or holder of any indebtedness or other obligation of the Charterer.

          5.3.  Execution; Enforceability.  Each of this Participation
                -------------------------
Agreement and each other Operative Document and the Pass Through Trust Documents to which the Charterer is a party has been duly executed and delivered by the Charterer and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitutes a legal, valid and binding obligation of the Charterer enforceable against the Charterer in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors' or lessors' rights generally and by the application of general principles of equity and except, in the case of the Charter and the Ship Mortgage, as limited by applicable laws that may affect the remedies provided in the Charter or the Ship Mortgage, which laws, however, do not make the remedies provided in the Charter or the Ship Mortgage inadequate for the practical realization of the rights and remedies provided thereby and that, as more fully set forth in the opinion of Haight Gardner Holland & Knight, a law office of Holland & Knight LLP, delivered pursuant to Section 4.6(b), certain of the remedies provided for in the Charter and the Ship Mortgage with regard to the Vessel may not be enforceable in accordance with their terms under the laws of the State of New York and the federal maritime and admiralty laws of the United States.

          5.4.  No Violation.  The execution and delivery by the Charterer of
                ------------
this Participation Agreement, each other Operative Document to which it is a party and each Pass Through Trust Document do not and will not, and the performance by the Charterer of its obligations under each thereof does not and will not, (a) violate or result in a breach of its respective charter documents
           -
or by-laws; (b) contravene any Governmental Rule or Governmental Action
             -
applicable to it, which, in the case of such performance, noncompliance with which would materially adversely affect the ability of the Charterer to perform its obligations under the Operative Documents, provided that no representation
                                               --------
or warranty is made with respect to ERISA; (c) contravene any provision of, or
                                            -
constitute a default under, any indenture, mortgage, contract or other agreement or instrument to which the Charterer is a party or by which it or any of its properties are bound or (d) result in or require the creation or imposition of
                         -
any Lien (other than Permitted Liens) upon the Vessel.

          5.5.  Consents and Approvals.  All Governmental Actions that are
                ----------------------
required to have been taken, given, obtained, filed or recorded, as the case may be, by the Charterer on or prior to the Funding Date by, from or with any Governmental Authority and all other consents, filings or approvals which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Funding Date by, from or with any other Person (a) in
                                                                       -
connection with the transactions contemplated by the Operative Documents and the Pass Through Trust Documents, or to authorize the execution, delivery and performance by the Charterer of the Operative Documents to which it is a party and the Pass Through Trust Documents, other than those that may be required under the securities laws or blue sky laws of any state in connection with the offering or sale of the Pass Through Certificates or those constituting filings, recordings or other actions of the type referred to in Section 5.7, or (b) in
                                                                        -
order that the Vessel may be operated as of the Funding Date for the purposes intended by the Charter (including, without limitation, all approvals, certificates, permits, authorizations, licenses or other actions relating to the operation and maintenance of the Vessel in accordance with the terms of the Charter), shall have been duly taken, given, obtained, filed or recorded, as the case may be, shall be in full force and effect on the Funding Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be adequate to authorize the consummation by the Charterer of the transactions contemplated by the Pass Through Trust Documents, the Underwriting Agreement and the Operative Documents to which it is a party and the performance by the Charterer of its obligations under such thereof to which it is a party, except (i) such as may be required to be taken, obtained, given,
                       -
accomplished or renewed from time to time after the Funding Date in connection with the maintenance or operation of the Vessel, or (ii) such as are otherwise
                                                     --
required in connection with the transactions contemplated by the Pass Through Trust Documents, the Underwriting Agreement and the Operative Documents which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Funding Date, and which in the normal course, in the Charterer's judgment, would be likely to be granted or obtained or (iii) any Governmental Actions or other consents, filings and
             ---
approvals referred to in this Section 5.5 that, if not obtained, granted or taken by the Funding Date, would not materially adversely affect the ability of the Charterer to perform its obligations under this Participation Agreement, any other Operative Document to which it is a party or any Pass Through Trust Document.

          5.6.  Securities Act.  Neither the Charterer nor any Person authorized
                --------------
on its behalf has directly or indirectly offered or sold any interest in the Trust Estate, or in any similar security relating to the Vessel, to, or solicited any offer to acquire any of the same from, any Person other than the Owner Participant and the institutions referred to in the letter referred to in Section 4.9 from the Charterer Financial Advisor and as contemplated herein or in the other Operative Documents. Neither the Charterer nor any Person authorized on its behalf has directly or indirectly offered or sold any Pass Through Certificates to, or solicited any offer to acquire the same from, any Person other than in a manner required by the Securities Act.

          5.7.  Title; Filings and Recordings.  On the Funding Date, after
                -----------------------------
giving effect to the transactions contemplated hereby (a) title in and to the
                                                       -
Vessel will be duly and effectively transferred to the Owner Trustee pursuant to the Bill of Sale free and clear of all Liens other than Permitted Liens described in clauses (ii)-(viii) of the definition of Permitted Liens; (b) the
                                                                        -
filings and recordings listed in Schedule 3 will be all the filings and recordings necessary (i) to establish the Owner Trustee's right, title and
                      -
interest in and to the Vessel and the Builder's warranties and (ii) to perfect
                                                                --
the Lien of the Ship Mortgage on the Vessel and the Indenture Trustee's security interest in the Indenture Estate created by the Indenture, and all such filings and recordings will have been duly made or arrangements shall have been made for the due filing or recording thereof, subject to requirements for filing continuation statements at appropriate intervals and (c) no other action will be
                                                      -
required to perfect such Ship Mortgage Lien and security interest (other than the taking of possession by the Indenture Trustee of the original executed counterpart of the Charter and of any cash proceeds or instruments included in the Indenture Estate).

          5.8.  Chief Place of Business.  The chief place of business and chief
                -----------------------
executive office of the Charterer is in Fairfax, Virginia, and the offices where it keeps its records concerning the Vessel and its accounts and contract rights are in Fairfax, Virginia.

          5.9.  Litigation.  There is no action, suit or proceeding before any
                ----------
Governmental Authority pending or, to the Actual Knowledge of the Charterer threatened against the Charterer or its properties that questions the validity of any Operative Document or that, individually or in the aggregate, (A) is
                                                                      -
reasonably likely materially and adversely to affect (x) the consummation of the transactions under the Pass Through Trust Documents, this Participation Agreement or any other Operative Document or any action taken or to be taken by the Charterer pursuant to any Operative Document to which it is a party or the

Pass Through Trust Documents or (y) the Charterer's ability to perform its
                                 -
obligations under any of the Operative Documents to which it is a party or the Pass Through Trust Documents or (B) would result in the creation or imposition
                                 -
of any Lien (other than a Permitted Lien) upon the Vessel.

          5.10.  No Default.  No Charter Default or Charter Event of Default
                 ----------
has occurred and is continuing.

          5.11.  Event of Loss.  No Event of Loss has occurred and, to the
                 -------------
Actual Knowledge of the Charterer, no event described the definition of Event of Loss that with the passage of time would be an Event of Loss has occurred with respect to the Vessel.

          5.12.  Citizenship.  On the date hereof, the Charterer is, and on the
                 -----------
Funding Date will be, a citizen of the United States qualified to engage in U.S. coastwise trade under Section 2 of the Shipping Act.

          5.13.  Description of Vessel.  On the Funding Date, the information
                 ---------------------
concerning the Vessel set forth in the Bill of Sale is true and correct.

          5.14.  Investment Company Act.  The Charterer is not an "investment
                 ----------------------
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          5.15.  No Brokers' Fees.  Neither the Charterer nor any Person acting
                 ----------------
on its behalf has taken any actions the effect of which would be to cause the Owner Trustee, the Indenture Trustee or any Participant to be liable for any brokers', finders' or agents' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders or agents in respect of the transactions contemplated by this Agreement other than fees payable to Charterer Financial Advisor and Charterer Debt Advisor/Underwriter (such fees being paid for in accordance with Section 2.9).

          5.16.  Holding Company.  The Charterer is not subject to regulation as
                 ---------------
a "holding company," an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          5.17.  DISCLAIMER OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING
                 --------------------------------------------
ANYTHING CONTAINED HEREIN OR IN ANY OTHER OPERATIVE DOCUMENT, EACH OF THE CHARTERER AND ANY AFFILIATES DOES

NOT MAKE NOR SHALL EITHER THE CHARTERER OR ANY AFFILIATES BE DEEMED TO HAVE MADE, AND EACH OF THE CHARTERER AND ANY AFFILIATES HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY OTHER THAN THOSE REFERRED TO IN THIS SECTION, IN ANY OFFICER'S CERTIFICATE OF THE CHARTERER OR EXPRESSLY MADE IN ANY OTHER OPERATIVE DOCUMENT, EITHER EXPRESS OR IMPLIED, AS TO TITLE TO THE VESSEL, THE VESSEL'S DESIGN, CONDITION, MERCHANTABILITY OR THE VESSEL'S FITNESS FOR ANY PARTICULAR TRADE, THE ABILITY OF THE VESSEL OR ANY PART THEREOF TO PERFORM ANY FUNCTION, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE OR ANY OTHER WARRANTY OR REPRESENTATION WHATSOEVER; PROVIDED THAT THE FOREGOING SHALL NOT EXCUSE THE PERFORMANCE BY THE CHARTERER OF ITS OBLIGATIONS SET FORTH IN THIS PARTICIPATION AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT. THIS DISCLAIMER OF REPRESENTATION AND WARRANTIES SHALL SURVIVE ANY TERMINATION OR RESCISSION OF THIS PARTICIPATION AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS.

          Section 6.  Representations and Warranties of Owner Participant.  The
                      --------------------------------- -----------------
Owner Participant represents and warrants to each of the other parties hereto that:

          6.1.  Due Organization.  The Owner Participant is a corporation duly
                ----------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as presently conducted and to enter into and perform its obligations under, and to execute and deliver, this Participation Agreement and each other Operative Document to which it is a party and is duly qualified to do business in any jurisdiction where failure to so qualify could reasonably be expected to materially, adversely affect its ability to conduct its business as presently conducted and as it is contemplated to be conducted in connection with the Vessel or to perform any obligations under this Participation Agreement or any other Operative Document to which it is a party.

          6.2.  Authorization.  The execution, delivery and performance by the
                -------------
Owner Participant of this Participation Agreement and each other Operative Document to which it is a party and of the transactions contemplated hereby and thereby have been duly authorized by the Owner Participant and do not and will not require the consent or approval of any shareholder of the Owner Participant.

          6.3.  Execution; Enforceability.  Each of this Participation Agreement
                -------------------------
and each other Operative Document to which the Owner Participant is a party has been duly executed and delivered by the Owner Participant and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, as the case may be, constitutes a legal, valid and binding obligation of the Owner Participant respectively, enforceable against the Owner Participant in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and by the application of general equitable principles which may limit the availability of certain remedies. Any direction given by the Owner Participant to the Owner Trustee on the Funding Date pursuant to the Trust Agreement will have been duly authorized.

          6.4.  No Violation.  The execution and delivery by the Owner
                ------------
Participant of this Participation Agreement and each other Operative Document to which it is a party do not and will not, and the performance by the Owner Participant of its obligations under each thereof does not and will not, (i)
                                                                          -
violate or result in a breach of its charter documents or by-laws; (ii)
                                                                    --
contravene any provision of any Governmental Rule or Governmental Action applicable to it or require any Governmental Action, provided that no
                                                     --------
representation or warranty is made with respect to ERISA (except as set forth in
Section 6.8) or (iii) contravene any provision of, or constitute a default or
                 ---
require any consent under, any provision of any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its property is bound.

          6.5.  Owner Participant's Liens.  There are no Owner Participant's
                -------------------------
Liens on the Vessel, the Trust Estate or the Indenture Estate or any part of any thereof, and the execution, delivery and performance by the Owner Participant of the Operative Documents to which it is a party will not subject the Trust Estate, the Indenture Estate or the Vessel or any part of any thereof to any Owner Participant's Liens.

          6.6.  Acquisition for Investment.  The Owner Participant is acquiring
                --------------------------
its interest in the Trust Estate for its own account for investment and not with a view to, or for sale in connection with, any distribution of any such interest (it being understood that at all times the disposition of its property shall remain within its control, subject to any restrictions on transfer herein or in the Trust Agreement).

          6.7.  Securities Act.  Neither the Owner Participant nor any Person
                --------------
authorized by or affiliated with the Owner Participant has directly or indirectly offered or sold any interest in the Trust Estate, or in any similar security relating to the Vessel, or solicited any offer to acquire any of the same from any Person, other than, in the case of the Secured Notes, the Loan Participant, and neither the Owner Participant nor any Person authorized to act on its respective behalf has directly or indirectly offered or sold any Pass Through Certificates to, or solicited any offer to acquire the same from, any Person other than in a manner required by the Securities Act.

          6.8.  ERISA.  The Owner Participant is not acquiring any part of its
                -----
interest in the Trust Estate with any ERISA Plan Assets.

          6.9.  Investment Company Act.  The Owner Participant is not an
                ----------------------
"investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          6.10.  Litigation.  There is no action, suit or proceeding pending or,
                 ----------
to the Actual Knowledge of the Owner Participant threatened against the Owner Participant or its properties before any Governmental Authority, that questions the validity of any Operative Document or that, individually or in the aggregate, (A) is reasonably likely materially and adversely to affect (x) the
            -                                                           -
consummation of the transactions under the Pass Through Trust Documents, this Participation Agreement or any other Operative Document to which it is a party or any action taken or to be taken by the Owner Participant pursuant to any Operative Document or (y) the ability of the Owner Participant to perform its
                       -
obligations under this Participation Agreement or any other Operative Document to which it is a party or (B) would result in the creation or imposition of any
                           -
Owner Participant's Liens.

          6.11.  No Default.  No Indenture Default or Indenture Event of Default
                 ----------
attributable to the Owner Participant has occurred and is continuing.

          6.12.  No Brokers' Fees.  Neither the Owner Participant nor any Person
                 ----------------
acting on its behalf has taken any actions the effect of which would be to cause the Charterer, the Owner Trustee or the Loan Participant to be liable for any brokers', finders' or agents' fees or commissions or costs of any nature or kind claimed by or on behalf of brokers, finders or agents in respect of the transactions contemplated by this Agreement.

          6.13.  Citizenship.  On the date hereof, (a) the Owner Participant is,
                 -----------
and on the Funding Date will be, a U.S. citizen entitled to own a vessel operating in the U.S. coastwise trade pursuant to 46 U.S.C. Sections 12102(a)(4) and 12106(e)(1)(B),
and (b) satisfies the citizenship requirements described in Appendix 1 attached to the Commitment Letter.

          Section 7.  Representations and Warranties of the Trust Company and
                      -------------------------------------------------------
the Owner Trustee.  The Trust Company represents and warrants in its individual
-----------------
capacity with respect to Sections 7.1, 7.2(a) and clause (i) of the first sentence of Section 7.2(b), 7.3(a), 7.4(a), 7.5, 7.6 (with respect to Shipowner's Liens attributable to it), 7.7 (as specified therein), 7.8, 7.9 and 7.10, and in its capacity as Owner Trustee represents and warrants with respect to Sections 7.2(b), 7.3(b), 7.4(b), 7.5(b), 7.6 (with respect to Shipowner's Liens attributable to it) and 7.7 (as specified therein), to each of the other parties hereto that:

          7.1.  Due Organization.  The Trust Company is a national banking
                ----------------
association duly organized, validly existing and in good standing under the laws of the United States and has the corporate power and authority to enter into and perform its obligations under the Trust Agreement, this Participation Agreement and each other Operative Document to which it is a party and, assuming due authorization, execution and delivery by the Owner Participant of the Trust Agreement and upon due direction by the Owner Participant pursuant thereto, will have the power and authority to enter into and perform its obligations as Owner Trustee under the Trust Agreement, this Participation Agreement and each other Operative Document to which the Owner Trustee is a party.

          7.2.  Authorization; Execution; Enforceability. (a)  The execution,
                ----------------------------------------
delivery and performance of this Par ticipation Agreement, the Trust Agreement and each other Operative Document to which the Trust Company is a party have been duly authorized. Each of this Participation Agreement and the Trust Agreement has been duly executed and delivered by the Trust Company and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto or thereto, as the case may be, constitute, and each other Operative Document to which the Trust Company is a party will, when executed and delivered by the Trust Company, be duly executed and delivered by the Trust Company and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitute, a legal, valid and binding obligation of the Trust Company, to the extent entered into by the Trust Company, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and by the application of general equitable remedies which may limit the availability of certain remedies.

          (b) This Participation Agreement and the Trust Agreement (assuming due authorization, execution and delivery by the Owner Participant of the Trust Agreement and upon due direction by the Owner Participant pursuant thereto), (i)
                                                                              -
have been duly authorized, executed and delivered by one of the Owner Trustee's officers who is duly authorized to execute and deliver such Operative Document on behalf of the Owner Trustee and, (ii) assuming the due authorization,
                                     --
execution and delivery hereof and thereof by the other parties hereto and thereto, as the case may be, constitute, and each other Operative Document to which the Owner Trustee is a party will, when executed and delivered by the Owner Trustee, be duly executed and delivered by an officer of the Owner Trustee who is duly authorized to execute and deliver such Operative Document on behalf of the Owner Trustee, and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitute, a legal, valid and binding obligation of the Owner Trustee enforceable against the Owner Trustee in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles, which may limit the availability of certain remedies. Upon execution of the Secured Notes by the Owner Trustee, authentication thereof by the Indenture Trustee and delivery thereof against payment or the giving of consideration therefor in accordance with the Indenture and this Agreement, the Secured Notes will be legal, valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles which may limit the availability of certain remedies.

          7.3.  No Violation.  (a)  The execution and delivery by the Trust
                ------------
Company of the Trust Agreement and, to the extent it is a party hereto or thereto in its individual capacity, this Participation Agreement and each other Operative Document, do not or will not, and the performance by the Trust Company of its obligations under each will not, violate or result in a breach of the charter documents or by-laws of the Trust Company, do not and will not contravene any United States Federal Governmental Rule governing its banking or trust powers or Utah Governmental Rule relating to or affecting its capacity to act as contemplated by the Trust Agreement or the other Operative Documents to which it is a party and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Trust Company is a party or by which it or any of its property is bound, or require any United States Federal or Utah Governmental Action relating to or affecting its capacity to act as contemplated by the Trust Agreement or the other Operative Documents to which it is a party.

          (b) The execution and delivery by the Owner Trustee of each Operative Document to which the Owner Trustee is a party do not and will not, and the performance by the Owner Trustee of the Owner Trustee's obligations under each will not, violate or result in a breach of the charter documents or by-laws of the Trust Company, do not and will not contravene any Governmental Rule regulating the Owner Trustee's banking or trust powers relating to or affecting the Owner Trustee's capacity to act as contemplated by the Trust Agreement or the Owner Trustee Documents and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Trust Company or the Owner Trustee is a party or by which the Trust Company or the Owner Trustee or the Owner Trustee's property is bound or require any Governmental Actions relating to or affecting the Owner Trustee's capacity to act as contemplated by the Trust Agreement or the Owner Trustee Documents.

          7.4.  No Default.  (a)  No Indenture Default or Indenture Event of
                ----------
Default attributable to the Trust Company has occurred and is continuing.

          (b) No Indenture Default or Indenture Event of Default attributable to the Owner Trustee has occurred and is continuing.

          7.5.  Litigation.  (a)  There is no action, suit or proceeding pending
                ----------
or, to the Actual Knowledge of the Trust Company, threatened before any Governmental Authority against the Trust Company that questions the validity of any Operative Document to which the Trust Company or the Owner Trustee is a party or that, individually or in the aggregate, (A) is reasonably likely
                                                  -
materially and adversely to affect (x) the consummation of the transactions
                                    -
under the Pass Through Trust Documents, this Participation Agreement or any other Operative Document or any action taken or to be taken by it pursuant to any Operative Document or (y) the ability of the Trust Company to perform its
                           -
obligations under this Participation Agreement or any other Operative Document to which it is a party or (B) would result in the creation or imposition of any
                           -
Shipowner's Liens.

          (b) There is no action, suit or proceeding pending or, to the Actual Knowledge of the Owner Trustee, threatened before any Governmental Authority against the Owner Trustee that questions the validity of any Operative Document to which it is a party or that, individually or in the aggregate, is reasonably likely materially and adversely to affect (x) the consummation of the
                                           -
transactions under the Pass Through Trust Documents, this Participation Agreement or any other Operative Document or any action taken or to be taken by it pursuant to any Operative Document or (y) the ability of the Owner Trustee to
                                          -
perform the Owner Trustee's obligations under this Participation Agreement or any other Operative Document to which the Owner Trustee is a party.

          7.6.  Shipowner's Liens.  There are no Shipowner's Liens attributable
                -----------------
to the Owner Trustee or the Trust Company, as the case may be, on the Vessel, the Trust Estate or the Indenture Estate or on any part of any thereof, and the execution, delivery and performance by either of the Owner Trustee or the Trust Company, as the case may be, of the Operative Documents to which it is a party will not subject the Trust Estate, the Indenture Estate or the Vessel or any part of any thereof to any such Shipowner's Liens.

          7.7.  Securities Act.  None of the Trust Company, the Owner Trustee or
                --------------
any Person authorized by the Trust Company or Owner Trustee to act on its behalf has directly or indirectly offered or sold any interest in the Trust Estate or the Secured Notes to, or in any similar security relating to the Vessel, or solicited any offer to acquire any of the same from, any Person, other than, in the case of the Secured Notes, the Loan Participant, and none of the Trust Company, the Owner Trustee or any Person authorized by the Trust Company or the Owner Trustee to act on its behalf has directly or indirectly offered or sold any Pass Through Certificates to, or solicited any offer to acquire the same from, any Person other than in a manner required by the Securities Act.

          7.8.  Chief Place of Business.  The Trust Company's chief place of
                -----------------------
business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Document are or will be kept are located in Salt Lake City, Utah.

          7.9.  No Taxes Payable.  Except for Taxes based upon the income of any
                ----------------
Person, there are no Taxes payable in the State of Utah which is the state in which the principal place of business of the Trust Company or of the Owner Trustee, as the case may be, is located, in connection with the execution, delivery, consummation or recordation of this Participation Agreement and the other Operative Documents, upon or with respect to the Trust Estate or the Indenture Estate, or in connection with the consummation of the transactions contemplated hereby and by the other Operative Documents (including, without limitation, the filing of financing statements with respect thereto or the sale or transfer of the Vessel or any right in favor of the Owner Trustee created by the Charter solely because the Trust Company has its principal place of business in the State of Utah.

          7.10.  Title.  On the Funding Date, the Owner Trustee shall have
                 -----
received whatever title in and to the Vessel as was conveyed to it by the Seller.

          7.11.  Citizenship.  On the date hereof and on the Funding Date, the
                 -----------
Owner Trustee is, and will be, a U.S. citizen entitled to own a vessel operating in the U.S. coastwise trade pursuant to Section 2 of the Shipping Act.

          Section 8.  Representations and Warranties of the Indenture Trustee.
                      -------------------------------------------------------
The Indenture Trustee represents and warrants, in its individual capacity with respect to Sections 8.1, 8.2(a), 8.3, 8.4, 8.5(a) and 8.6, and in its capacity as Indenture Trustee with respect to Sections 8.2(b) and 8.5(b), to each of the other parties hereto that:

          8.1.  Due Organization.  The Indenture Trustee is a Massachusetts
                ----------------
trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the corporate power and authority to enter into and perform its obligations under this Participation Agreement and each other Operative Document to which it is a party.

          8.2.  Authorization; Execution; Enforceability.  (a) The execution,
                ----------------------------------------
delivery and performance by the Indenture Trustee of this Participation Agreement and each other Operative Document to which the Indenture Trustee is a party have been duly authorized by the Indenture Trustee. This Participation Agreement has been duly executed and delivered by the Indenture Trustee and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes, and each other Operative Document to which the Indenture Trustee is a party, will when executed and delivered by the Indenture Trustee, be duly executed and delivered by the Indenture Trustee and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitute, a legal, valid and binding obligation of the Indenture Trustee in its individual capacity (to the extent it is a party hereto or thereto in such capacity), enforceable against it in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles which may limit the availability of certain remedies. Assuming due authorization, execution and delivery thereof by the Owner Trustee, each Secured Note issued on the Funding Date pursuant to the terms of this Agreement and the Indenture on the Funding Date will have been duly authenticated.

          (b) This Participation Agreement has been duly executed and delivered by the Indenture Trustee and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes, and each other Operative Document to which the Indenture Trustee is a party, will, when executed and delivered by the Indenture Trustee, be duly executed and delivered by the Indenture Trustee and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto constitute legal, valid and binding obligations of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles which may limit the availability of certain remedies.

          8.3.  No Violation.  The execution and delivery by the Indenture
                ------------
Trustee of this Participation Agreement and each other Operative Document to which it is a party do not and will not, and the performance by it of its obligations under each will not, violate or result in a breach of its charter documents or by-laws and do not and will not contravene any Governmental Rule of the Commonwealth of Massachusetts governing with respect to its banking or trust powers or of the United States of America, and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Indenture Trustee, in its individual capacity, is a party, or by which it or any of its properties are bound, or require any Governmental Action of the Commonwealth of Massachusetts governing its banking or trust powers or of the United States of America.

          8.4.  Litigation.  There is no action, suit or proceeding pending
                ----------
before any Governmental Authority or, to the Actual Knowledge of the Indenture Trustee (in its individual capacity or as Indenture Trustee), threatened against the Indenture Trustee that questions the validity of any Operative Document to which it is a party or that, individually or in the aggregate, (A) is reasonably likely materially and adversely to affect (x) the
            -                                                           -
consummation of the transactions under the Pass Through Trust Documents, this Participation Agreement or any other Operative Document or any action taken or to be taken by it pursuant to any Operative Document or (y) the ability of the
                                                         -
Indenture Trustee (in either such capacity) to perform the Indenture Trustee's obligations under this Participation Agreement or any other Operative Document to which the Indenture Trustee is a party (in either such capacity) or (B) would
                                                                        -
result in the creation or imposition of any Indenture Trustee's Liens.

          8.5.  Indenture Trustee's Liens.  (a)  There are no Indenture
                -------------------------
Trustee's Liens attributable to State Street Bank and Trust Company, in its individual capacity, on the Trust Estate, the Indenture Estate, the Vessel or on any part thereof.

          (b) There are no Indenture Trustee's Liens on the Trust Estate, the Indenture Estate or on any part thereof.

          8.6.  No Taxes Payable.  Except for Taxes based upon the income of any
                ----------------
Person, there are no Taxes payable in the Commonwealth of Massachusetts, the state in which the principal place of business of the Indenture Trustee is located, in connection with the execution, delivery, consummation or recordation of this Participation Agreement and the other Operative Documents, upon or with respect to the Trust Estate or the Indenture Estate, or in connection with the consummation of the transactions contemplated hereby and by the other Operative Documents (including, without limitation, the filing of financing statements with respect thereto or the sale or transfer of the Vessel or any right in favor of the Owner Trustee created by the Charter).

          Section 9.  Representations and Warranties of Pass Through Trustee.
                      ------------------------------------------------------
State Street Bank and Trust Company represents and warrants in its individual capacity with respect to Sections 9.1, 9.2(a), 9.3, 9.4, 9.5(a), 9.6 and 9.7 and not in its individual capacity, but solely in its capacity as Pass Through Trustee under the Pass Through Trust Documents with respect to Sections 9.2(b) and 9.5(b), to each of the other parties hereto that:

          9.1.  Due Organization.  State Street Bank and Trust Company is a
                ----------------
Massachusetts trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the corporate power and authority to enter into and perform its obligations under this Participation Agreement and the Pass Through Trust Documents.

          9.2.  Authorization; Execution; Enforceability.  (a) The execution,
                ----------------------------------------
delivery and performance of this Participation Agreement and the Pass Through Trust Documents, and each of the transactions contemplated to be performed by State Street Bank and Trust Company or the Pass Through Trustee hereby or thereby, have been duly authorized by State Street Bank and Trust Company, in its individual capacity. Each of this Participation Agreement and the Pass Through Trust Agreement has been duly executed and delivered by State Street Bank and Trust Company, in its individual capacity, and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitutes, and each Pass Through Trust Supplement will, when executed and delivered by State Street Bank and Trust Company, in its individual capacity and in its capacity as Pass Through Trustee, be duly executed and delivered by State Street Bank and Trust Company, in its individual capacity, and thereupon will, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitute a legal, valid and binding obligation of State Street Bank and Trust Company, in its individual capacity (to the extent it is a party hereto or thereto in such capacity), enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and by the application of general equitable principles which may limit the availability of certain remedies.

          (b) The execution, delivery and performance of this Participation Agreement and each Pass Through Trust Document and each Pass Through Certificate have been duly authorized by the Pass Through Trustee. Each of this Participation Agreement and the Pass Through Trust Agreement has been duly authorized, executed and delivered by the Pass Through Trustee and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitutes, each Pass Through Trust Supplement and each Pass Through Certificate will, when executed, authenticated and delivered by the Pass Through Trustee, be duly executed, authenticated and delivered by the Pass Through Trustee and thereupon will, assuming with respect to such Pass Through Trust Supplement the due authorization, execution and delivery thereof by the other parties thereto, constitute, a legal, valid and binding obligation of the Pass Through Trustee, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or similar laws affecting creditors' rights generally and the application of general equitable principles which may limit the availability of certain remedies and the Certificate holders, will be entitled to the benefits of the applicable Pass Through Trust Documents.

          9.3.  No Violation.  The execution, delivery and performance by State
                ------------
Street Bank and Trust Company of this Participation Agreement and each Pass Through Trust Document, the purchase by the Pass Through Trustee of the Secured Notes pursuant to this Participation Agreement and the issuance of the Pass Through Certificates pursuant to the Pass Through Trust Document, and the performance of its obligations hereunder and thereunder, do not and will not violate or result in a breach of its charter documents or by-laws and do not and will not contravene any Governmental Rule or the Commonwealth of Massachusetts governing with respect to its banking or trust powers of the United States of America and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which State Street Bank and Trust Company, in its individual capacity, is a party, or by which it or any of its properties are bound, or require any Governmental Action of the Commonwealth of Massachusetts or the United States of America governing its banking or trust powers.

          9.4.  Litigation.  There is no action, suit or proceeding pending
                ----------
before any Governmental Authority or, to the Actual Knowledge of State Street Bank and Trust Company (in its individual capacity or as Pass Through Trustee), threatened against the Pass Through Trustee or State Street Bank and Trust Company or its properties that questions the validity of any Operative Document or Pass Through Trust Document to which it is a party or that, individually or in the aggregate, (A) is reasonably likely materially and adversely to affect
                   -
(x) the consummation of the transactions under the Pass Through Trust Documents, this Participation Agreement or any other Operative Document or action taken or to be taken by the Pass Through Trustee (in either such capacity) under any of the Operative Documents or Pass Through Trust Documents to which it is a party or (y) the ability of the Pass Through Trustee (in either such capacity) to
    -
perform its obligations under this Participation Agreement or the Pass Through Trust Documents (in either such capacity) or (B) would result in the creation or
                                              -
imposition of any Pass Through Trustee's Liens.

          9.5.  Pass Through Trustee's Liens.  (a)  There are no Pass Through
                ----------------------------
Trustee's Liens attributable to State Street Bank and Trust Company, in its individual capacity, on the Pass Through Trust Property or on any part thereof.

          (b) There are no Pass Through Trustee's Liens on the Pass Through Trust Property or any part thereof.

          9.6.  Securities Act.  State Street Bank and Trust Company has not,
                --------------
nor has any Person authorized by State Street Bank and Trust Company, offered or sold any interest in the Pass Through Certificates or any Secured Note, or in any similar security relating to the Vessel, for sale to, or solicited any offer to acquire any of the same from, anyone other than the Owner Trustee, and no responsible officer or responsible employee of State Street Bank and Trust Company has knowledge of any such offer or solicitation, except as set forth in the Operative Documents or the Pass Through Trust Documents.

          9.7.  No Taxes Payable.  Except for Taxes based upon the income of any
                ----------------
Person, there are no Taxes payable in the Commonwealth of Massachusetts, the state in which the principal place of business of the Pass Through Trustee is located, in connection with the execution, delivery, consummation or recordation of this Participation Agreement and the other Operative Documents or the Pass Through Trust Documents, upon or with respect to the Trust Estate or the Indenture Estate, or in connection with the consummation of the transactions contemplated hereby and by the other Operative Documents or the Pass Through Trust Documents (including, without limitation, the filing of financing statements with respect thereto or the sale or transfer of the Vessel).

           Section 10.  Charterer Covenants.  The Charterer covenants and
                        -------------------
agrees that:

          10.1.  Maintenance of Corporate Existence, Etc. Subject to the
                 ---------------------------------------
provisions of Section 10.2, the Charterer shall at all times maintain its corporate existence and preserve and keep in full force and effect its rights and franchises the loss of which, individually or in the aggregate, would have a material adverse effect on the Charterer's ability to comply with its obligations under the Operative Documents or the Pass Through Trust Documents to which it is a party.

          10.2.  Merger, Consolidation, Sale, Etc.  So long as any of the
                 --------------------------------
Secured Notes remain Outstanding or any amounts with respect thereto are due and owing by the Charterer to the Loan Participant under any Operative Document remain unpaid and so long as the Charter Term shall not have expired or been terminated, the Charterer shall not consolidate with or merge with or into any other corporation or sell, assign, convey, transfer, charter or otherwise dispose of all or substantially all of its assets as an entirety to any Person, unless:

          (i) the successor entity formed by such consolidation or into which the Charterer is merged or the Person which acquires by conveyance, transfer or charter all or substantially all of the assets of the Charterer as an entirety shall expressly assume all of the obligations of the Charterer under the Operative Documents;

          (ii) the Vessel is not disqualified from engaging in U.S. coastwise trade under the Shipping Act by reason of such consolidation, merger or sale; and

          (iii) the Guaranty shall remain in full force and effect, and the Guarantor shall confirm in writing that such is the case to the Owner Participant, the Owner Trustee and the Indenture Trustee.

          10.3.  Change in Name or Chief Place of Business.   The Charterer
                 -----------------------------------------
shall give written notice to the Owner Trustee, the Owner Participant and the Indenture Trustee promptly after any change in its name or chief place of business or chief executive office.

          10.4.  Filings.  The Charterer, at its own cost and expense, will
                 -------
cause the Ship Mortgage and the Charter and all financing statements, other similar documents, to be recorded or filed at such places and times and in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary or as may be reasonably requested (x) by the Owner Trustee, the Owner Participant or the Indenture Trustee in order to establish, preserve and protect the interest of the Owner Trustee in and to the Vessel and (y) so
                                                                        -
long as any Secured Notes are Outstanding, by the Indenture Trustee, the Loan Participant or (unless the Indenture Trustee objects thereto) the Owner Trustee in order to establish, preserve, protect and perfect the mortgage and security interest of the Indenture Trustee in the Indenture Estate granted or intended to be created under the Indenture and the Ship Mortgage and the Indenture Trustee's rights under this Participation Agreement and the other Operative Documents, subject only in each case to Permitted Liens.

          10.5.  Inspection.  (a)  The Charterer shall permit the Indenture
                 ----------
Trustee and the Owner Participant (and any authorized representatives of any thereof), at such Person's risk and expense, including, without limitation, as to personal injury and death, and under conditions reasonably acceptable to the Charterer, including, without limitation, with respect to time and place of inspection, the execution of waivers of liability reasonably acceptable to the Charterer and the provision of proof of insurance reasonably acceptable to Charterer, and subject to confidentiality provisions, to visit and inspect the Vessel, and the Charterer will use reasonable efforts to make available its books and records related thereto, all upon reasonable notice and at such reasonable times during normal business hours and as may be reasonably requested; provided, however, that unless there is an
                                    --------  -------
existing Charter Event of Default, the Indenture Trustee and Owner Participant may not make more than one (1) inspection in any calendar year without the Charterer's prior written consent; provided, further, that such inspection
                                   --------  -------
rights must be exercised subject to the supervision of the Charterer or its designee. Unless a Charter Event of Default shall have occurred and be continuing, the Charterer shall not be required to disclose any confidential information or allow anyone to inspect confidential materials. For the purposes of this Section 10.5, the Vessel's logs shall not be deemed to be confidential materials.

          (b) No Person entitled to make any inspection or inquiry referred to in this Section 10.5 shall have any duty to make such inspection or inquiry, or shall incur any liability or obligation by reason of not making any such inspection or inquiry. No inspection pursuant to this Section 10.5 shall interfere with the use, operation or maintenance of the Vessel or any part thereof, or the rights of the Charterer or any other Person permitted under the Charter, the Initial Subcharter, or any other subcharter permitted under the Charter, and the Charterer shall not be required to undertake or incur any additional liabilities in connection therewith.

          10.6.  Citizenship.  For the duration of the Charter Term, the
                 -----------
Charterer, at its sole expense, shall take all actions necessary to remain a citizen of the United States qualified to engage in U.S. coastwise trade under
Section 2 of the Shipping Act. If at any time during the Charter Term, to the Actual Knowledge of the Charterer, the Charterer fails to be a U.S. citizen as provided in this Section, the Charterer shall (i) notify the Owner Trustee and the Indenture Trustee thereof as soon as it obtains knowledge of such fact, and
(ii) take all actions necessary, at its sole expense, to be a U.S. citizen as provided in this Section, but in any event prior to the time such non-citizen status affects the documentation or trading privileges of the Vessel. If the Charterer cannot (or chooses not to) comply with the covenant contained in the first sentence of this Section 10.6, the Charterer shall have the options (x) of complying with the provisions of Section 12(e)(Special Termination) of the Charter or (y) transferring the Charter, in accordance with the provisions of
Section 16(b) of the Charter to a Person who complies with the covenant contained in the first sentence of this Section 10.6.

           Section 11.  Other Covenants and Agreements.
                        ------------------------------

           11.1.  Agreements of Owner Participant.  The Owner Participant
                  -------------------------------
covenants and agrees that:

          (a)  Discharge of Liens.  The Owner Participant will not create or
               ------------------
permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, (i) all Owner Participant's Liens and (ii) all Shipowner's Liens
             -                                     --
resulting from any act or failure to act by the Owner Trustee at the express direction of, or with express authorization from, the Owner Participant on all or any part of the Vessel, the Trust Estate or the Indenture Estate, or title to any of the foregoing or any interest therein; provided, however, that the Owner
                                              --------  -------
Participant shall not be required to remove any such Owner Participant's Lien or Shipowner's Lien (other than any such Lien affirmatively imposed by the Owner Participant) for so long as the same is being diligently contested in good faith and by appropriate proceedings so long as such proceedings do not involve any material danger of (1) the sale, forfeiture or loss of any part of any of the
                    -
Vessel, the Trust Estate or the Indenture Estate, or title to any of the foregoing or any interest therein, (2) the interference with the use or
                                    -
disposition of any of the foregoing or any part thereof, or title thereto or any interest therein, or (3) interference with the payment of Charter Hire. The
                      -
Owner Participant shall indemnify, protect, defend, save and keep harmless the Charterer, the Guarantor, the Operator, the Loan Participant, any Holder and the Indenture Trustee from and against any and all Claims that may be imposed on, incurred by or asserted against such Person or the Vessel arising out of any such Owner Participant's Liens or any Shipowner's Liens described in clause (ii) of the first sentence of this Section 11.1.

          (b)  Prepayment.  Unless the Charter shall have been declared in
               ----------
default pursuant to Section 18(a) thereof, the Owner Participant will not, and will not cause or permit the Owner Trustee to, directly or indirectly prepay, defease, redeem, refund, refinance or acquire any Secured Note, or give a notice of redemption with respect thereto, without the prior written consent of the Charterer, other than in the event of a redemption or purchase of Secured Notes by the Owner Trustee or the Owner Participant pursuant to Section 3.06 of the Indenture or as provided in Section 15. This Section 11.1(b) shall not be deemed to permit prepayment of Secured Notes except as permitted by the Indenture. If (i) the Charterer shall have irrevocably elected to exercise a
                -
purchase option with respect to the Vessel pursuant to the Charter or to terminate the Charter pursuant to Sections 12 or 15 of the Charter, and the Charterer shall not have elected to assume the Secured Notes pursuant to Section 11.6 or (ii) an Event of Loss
                                                         --
with respect to the Vessel shall have occurred, then the Owner Participant agrees, upon request of the Charterer specifying the relevant information, to instruct the Owner Trustee to give an irrevocable notice of redemption pursuant to Section 3.10 of the Indenture with respect to the Secured Notes to be redeemed in connection with such purchase, termination or Event of Loss, which notice shall specify the date for and amount of such redemption pursuant to, and shall be given in accordance with, the terms of the Indenture. The date so specified by the Charterer shall govern any inconsistent date set forth in the Operative Documents for performance by the Charterer of its obligations in respect of such purchase, termination or Event of Loss.

          (c)  Cooperation with Charterer.  The Owner Participant shall, to the
               --------------------------
extent reasonably so requested by the Charterer, cooperate with the Charterer, at the Charterer's expense, to enable the Charterer to perform the covenants contained in Section 10.5 and to make such filings and recordings as may be reasonably requested by the Charterer to accomplish the purposes of this Participation Agreement and the other Operative Documents, including, without limitation, at any time and from time to time, promptly upon the request of the Charterer, duly executing and delivering any and all such further instruments and documents as the Charterer may reasonably request in order to perform such covenants and to make such filings and recordings.

          (d)  Successor Owner Trustee.  Unless the Charter shall have been
               -----------------------
declared in default pursuant to Section 18(a) thereof, the Owner Participant shall not appoint or cause or allow to be appointed a successor to any Owner Trustee under the Trust Agreement without obtaining the prior written consent of the Charterer, which consent shall not unreasonably be withheld. In addition, if requested by the Charterer, the Owner Participant shall appoint a successor trustee designated by the Charterer and acceptable to the Owner Participant to any Owner Trustee under the Trust Agreement. The Owner Participant shall (at the Charterer's expense) cause any such successor trustee, simultaneously with its assumption of duties in such capacity, to take all actions as may be reasonably requested by the Indenture Trustee, the Loan Participant or the Charterer (including, without limitation, the filing of amendments to the Charter and financing statements) in order to establish, preserve, protect and perfect the right, title and interest of such successor trustee in and to the Vessel and, so long as any Secured Notes are Outstanding, the Ship Mortgage and security interest of the Indenture Trustee in the Indenture Estate granted or intended to be created under the Ship Mortgage and the Indenture and the

Indenture Trustee's rights under this Participation Agreement and the other Operative Documents, subject in each case only to Permitted Liens.

          (e)  Performance of Obligations.  The Owner Participant will perform
               --------------------------
and comply with all obligations imposed on the Owner Participant pursuant to the Operative Documents in accordance with the terms and conditions of each thereof. In addition, the Owner Participant agrees to pay, or cause the Owner Trustee to pay, all fees and expenses that are for the account of the Owner Trustee in connection with an Appraisal Procedure.

          (f)  Instructions to Owner Trustee.  The Owner Participant will not
               -----------------------------
instruct or otherwise direct the Owner Trustee to take, or omit to take, any action in violation of the express covenants and agreements of the Owner Trustee in any Operative Document. The Owner Participant will not unreasonably withhold its consent to or authorization of any consent requested of the Owner Trustee under the terms of any Operative Document which by its express terms is not to be unreasonably withheld by the Owner Trustee.

          (g)  Termination of Trust Agreement.  The Owner Participant will not
               ------------------------------
terminate or revoke, or consent to the termination or revocation of, the Trust Agreement or the trust created thereby, except in connection with the exercise of remedies by the Owner Trustee pursuant to Section 18(a) of the Charter following a declaration by the Owner Trustee pursuant to such Section 18(a) that the Charter is in default, without the express written consent of the Charterer, and, prior to the release of the Lien of the Ship Mortgage and the Indenture on the Indenture Estate, the Indenture Trustee. The Owner Participant will not, prior to the release of the Lien of the Ship Mortgage and the Indenture on the Indenture Estate, amend or modify the Trust Agreement in any manner that would affect materially and adversely the Indenture Estate or limit in any material manner the rights of the Indenture Trustee set forth therein.

          (h)  Election to Retain Title.  If the Owner Trustee shall elect to
               ------------------------
retain title to the Vessel pursuant to Section 12(c) of the Charter, the Owner Participant will cause the Owner Trustee to perform its obligations under
Section 12(c) in accordance with the terms thereof.

          (i)  Citizenship.  (a)  For the duration of the Charter Term, the
               -----------
Owner Participant shall remain eligible to own a vessel operating in U.S. coastwise trade pursuant to 46 U.S.C. Sections 12102(a)(4) and 12106(e)(1)(B) and any regulations promulgated thereunder (including successor provisions thereto). If at any time during the Charter Term, the Owner Participant fails to be a U.S. citizen as provided in this Section, the Owner Participant shall (i) notify the Charterer and the Indenture Trustee thereof as soon as it obtains knowledge of such fact, (ii) take all actions necessary, at its sole expense, to be a U.S. citizen as provided in this Section, but in any event prior to the time such non-citizen status affects the documentation or trading privileges of the Vessel, and (iii) unless the failure to qualify as a U.S. Citizen as required by the preceding sentence results from a change in Applicable Law after the Funding Date, indemnify the Charterer, the Guarantor, the Operator, the Holders and the Indenture Trustee against any and all Claims, including, without limit, costs of substitute service during the Charter Term (to the extent that, solely in the case of the Indenture Trustee and the Holders, such Claim is caused by the loss of the benefits afforded preferred ship mortgages under 46 U.S.C. (S)31322, or any successor provision thereto) as a result of its ceasing to be eligible to own a vessel operating in U.S. coastwise trade. For the duration of the Charter Term, the Owner Participant shall provide the Charterer and the Indenture Trustee on the annual anniversary of the commencement of the Base Charter Term with an Officer's Certificate certifying that the Owner Participant is in compliance with this Section 11.1(i). Notwithstanding anything herein to the contrary, for the avoidance of doubt, to the extent that the indemnification provided in (iii) above is applicable, the Owner Participant shall bear the cost and expense of the Charterer, the Shipowner, the Guarantor, the Operator, the Holders and the Indenture Trustee in connection with any re-documentation of the Vessel, the Lien of the Indenture and of the Ship Mortgage or the amendment of any Operative Documents or other agreements in connection with the failure to comply with Section 11.1(i) hereof.

          (b) For the duration of the Charter Term, the Owner Participant shall not transfer all or any part of its interest in the Vessel or the Trust Estate to any Person who is not eligible to own a vessel operating in the U.S. coastwise trade. In the event such a transfer occurs, whether voluntarily or involuntarily, by merger, sale of assets, consolidation or otherwise, the Owner Participant shall indemnify the Charterer, the Guarantor, the Operator, the Holders and the Indenture Trustee against any and all Claims as a result of such transfer.

          (j)  Rebate of Amounts under Section 7.09 of the Indenture.  The Owner
               -----------------------------------------------------
Participant shall instruct the Owner Trustee to promptly pay over to the Charterer any amounts described in Section 7.09 of the Indenture that are received by the Owner Trustee.

          11.2.  Agreements of the Trust Company and the Owner Trustee.  The
                 -----------------------------------------------------
Trust Company covenants and agrees, in its individual capacity, with respect to Sections 11.2(a)(i), 11.2(b), and 11.2(i) and the Owner Trustee covenants and agrees with respect to Sections 11.2(a)(ii), 11.2(c), 11.2(d), 11.2(e), 11.2(f),
11.2(g) and 11.2(h) that:

          (a)  Discharge of Liens.  (i)  The Trust Company will not create or
               ------------------
     permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge all Shipowner's Liens on all or any part of the Vessel, the Trust Estate, the Indenture Estate, or title to any of the foregoing or any interest therein attributable to itself. Except for the Owner Participant's obligation pursuant to Section 11.1(a)(ii), the Trust Company shall indemnify, protect, defend, save and keep harmless the Charterer, the Guarantor, the Operator, the Owner Participant, the Loan Participant and the Indenture Trustee from and against any and all Claims that may be imposed on, incurred by or asserted against such Person arising out of or secured by any such Shipowner's Lien.

          (ii) The Owner Trustee will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge all Shipowner's Liens on all or any part of the Vessel, the Trust Estate, the Indenture Estate, or title thereto or any interest therein attributable to the Owner Trustee.

          (b)  Change of Chief Place of Business.  The Trust Company shall give
               ---------------------------------
     notice to the Charterer, the Owner Participant and the Indenture Trustee promptly after any change in its chief place of business or chief executive office, or the office where the records concerning the accounts, contract rights or general intangibles relating to the transactions contemplated hereby are kept.

          (c)  Cooperation with the Charterer.  The Owner Trustee shall, to the
               ------------------------------
     extent reasonably so requested by the Charterer, cooperate with the Charterer, at the Charterer's expense, to enable the Charterer to perform the covenants contained in Section 10.5 and to make such filings and recordings as may be reasonably requested by the Charterer to accomplish the purposes of this Participation Agreement and the other Operative Documents, including, without limitation, at any time and from time to time, upon the request of the Charterer promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Charterer may request in order to perform such covenants and to make such filings and recordings.

          (d)  Notice of Transfer of Assets.  The Owner Trustee shall not
               ----------------------------
     transfer any of the estates, properties, rights, powers, duties or trusts of the Owner Trustee to any successor trustee or to any additional or separate trustee under the Trust Agreement without giving prior written notice of such transfer to the Owner Participant, the Charterer and the Indenture Trustee in accordance with Section 10.1 of the Trust Agreement. Unless a Charter Event of Default shall have occurred and be continuing, the costs and expenses, including reasonable attorneys fees, of any such transfer (including, but not limited to, amendment or assignment of any Operative Documents and redocumentation of the Vessel) shall be an expense of the transferring Owner Trustee.

          (e)  Certain Transfers; Termination.  Except as expressly permitted
               ------------------------------
     hereby or by the terms of any other Operative Document, the Owner Trustee will not transfer any of its right, title or interest in and to any portion of the Vessel to any Person without the express prior written consent of the Charterer prior to the expiration or earlier termination of the Charter pursuant to its terms, other than to a successor Owner Trustee appointed in accordance with the provisions of Section 10 of the Trust Agreement, or terminate the Trust Agreement or distribute all or any part of the Trust Estate to any Person.

          (f)  Owner Trustee's Activities.  The Owner Trustee will not incur any
               --------------------------
     indebtedness for money borrowed, or enter into any business or other activity, except as expressly contemplated by the Operative Documents.

          (g)  Repayment of Amounts Received under Section 7.09 of the
               -------------------------------------------------------
     Indenture. The Owner Trustee shall, promptly upon receipt of any amounts from the Indenture Trustee pursuant to Section 7.09 of the Indenture, pay such monies to the Charterer.

          (h)  Assignment of Builder's Warranties.  In connection with the
               ----------------------------------
     purchase by the Charterer or any third party of the Vessel or any part thereof or the transfer of title to any item of property replaced pursuant to Section 8(e) of the Charter, all of the Owner Trustee's right, title and interest in and to any Builder's warranties relating thereto (except to such extent as such warranties may not be assigned or otherwise transferred) shall be deemed, without further act, to be assigned to the Charterer or such third party purchaser simultaneously with such transfer of title. The Owner Trustee shall execute any assignment agreements or other documentation, as the Charterer or such third party purchaser may reasonably request, to evidence such assignment. The obligations set forth in this Section 11.2(h) shall survive any termination or rescission of this Participation Agreement or any other Operative Document.

          (i)  Citizenship.  (1)  For the duration of the Charter Term, the
               -----------
     Trust Company shall remain a U.S. citizen entitled to own a vessel operating in the U.S. coastwise trade pursuant to Section 2 of the Shipping Act. For the duration of the Charter Term, the Owner Trustee shall provide the Charterer and the Indenture Trustee on the annual anniversary of the commencement of the Base Charter Term with an Officer's Certificate certifying that the Trust Company is in compliance with this Section 11.2(i). If at any time during the Charter Term, the Trust Company fails to be a U.S. citizen as provided in this Section, the Trust Company shall
     (i) notify the Charterer, the Owner Participant, and the Indenture Trustee thereof as soon as it obtains knowledge of such fact, (ii) take all actions necessary, at its sole expense, to be a U.S. citizen as provided in this Section, but in any event prior to the time such non-citizen status affects the documentation or trading privileges of the Vessel, and (iii) indemnify the Charterer, the Guarantor, the Operator, the Holders and the Indenture Trustee against any and all Claims (including, without limit, costs of substitute service during the Charter Term) as a result of its ceasing to be eligible to own a vessel operating in U.S. coastwise trade.

          (2) For the duration of the Charter Term, the Trust Company shall not transfer the Owner Trustee's rights, title and interest to the Vessel to any Person that does not qualify as a U.S. citizen entitled to own a vessel operating in the U.S. coastwise trade pursuant to Section 2 of the Shipping Act.

          (3) If the Trust Company should transfer title to the Vessel to any Person for any reason, whether such transfer is voluntary or involuntary, by merger, sale of all or part of the Trust Company's assets, consolidation or otherwise, the Trust Company shall give prior written notice thereof to the Owner Participant, the Charterer and the Indenture Trustee in accordance with Section 10.1 of the Trust Agreement and shall take all necessary action and shall pay or cause to be paid all expenses, including reasonable legal fees, in connection with such transfer, including, but not limited to, the amendment or assignment of any Operative Documents and redocumentation of the Vessel as shall be deemed necessary or appropriate by the Charterer.

          11.3.  Agreements of Pass Through Trustee and Loan Participant.  Each
                 -------------------------------------------------------
of the Pass Through Trustee (in its individual capacity to the extent set forth herein and otherwise as Pass Through Trustee) and the Loan Participant covenants and agrees that:

          (a)  Transfer of Secured Notes.  Any sale, transfer or assignment
               -------------------------
(including, without limitation, a transfer pursuant to the exercise of remedies with respect to any Secured Note) by the Pass Through Trustee or other Loan Participant, as the case may be, of any Secured Note or of all or any part of its interest hereunder or under the Indenture shall be on the express condition that the purchaser, transferee or assignee, as the case may be, shall agree to be bound by the terms and provisions applicable to the Pass Through Trustee or other Loan Participant, as the case may be, contained in this Participation Agreement, the Secured Notes and the Indenture. The acceptance by any Person of any Secured Note shall constitute such Person's agreement to be bound by the terms and provisions of this Participation Agreement and the Indenture. No Pass Through Trustee or other Loan Participant, as the case may be, will make any such sale, transfer or assignment to any Person unless such Person delivers to the Charterer, the Owner Trustee, the Indenture Trustee and the Owner Participant (i) a written representation and warranty by such Person and an
             -
opinion of counsel reasonably satisfactory to the Charterer, the Owner Trustee and the Owner Participant to the effect that such sale, transfer or assignment to, and the holding of any such interest by, such Person (1) will not result in
                                                          -
a "prohibited transaction" as defined in Section 406 of ERISA or Section 4975 of the Code, or (2) are covered by an exemption contained in ERISA or an
              -
administrative exemption adopted thereunder and (ii) a written undertaking by
                                                 --
such Person that is substantially identical to the covenant made by the Pass Through Trustee or other Loan

Participant, as the case may be, in this Section 11.3(a) (including this clause
(ii)).

          (b)  Instructions to Indenture Trustee.  No Pass Through Trustee or
               ---------------------------------
other Loan Participant, as the case may be, will instruct or otherwise direct the Indenture Trustee to take, or omit to take, any action in violation of the express covenants and agreements of the Indenture Trustee in any Operative Document.

          (c)  Discharge of Loan Participant's Liens.  To the extent that the
               -------------------------------------
Loan Participant is not the Pass Through Trustee, the Loan Participant agrees that it will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge all Loan Participant's Liens on all or any part of the Vessel, the Trust Estate, the Indenture Estate or title thereto or to any interest therein and such Loan Participant covenants and agrees that it shall indemnify, protect, defend, save and keep harmless the Charterer, the Guarantor, the Operator, the Owner Participant, the Owner Trustee and the Indenture Trustee from and against any Claims imposed on, incurred by or asserted against such Person arising out of any Loan Participant's Lien.

          11.4.  Agreements of Indenture Trustee.  The Indenture Trustee, in its
                 -------------------------------
individual capacity to the extent set forth herein, and as Indenture Trustee, covenants and agrees as follows:

          (a)  Discharge of Liens.  The Indenture Trustee, in its individual
               ------------------
capacity, covenants and agrees that it will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary to discharge, all Indenture Trustee's Liens on all or any part of the Vessel, the Trust Estate or the Indenture Estate, or title thereto or any interest therein. The Indenture Trustee, in its individual capacity, covenants and agrees that it shall indemnify, protect, defend, save and keep harmless the Charterer, the Guarantor, the Operator, the Owner Participant, the Loan Participant and the Owner Trustee from and against any and all Claims imposed on, incurred by or asserted against such Person arising out of any Indenture Trustee's Lien.

          (b)  Cooperation With the Charterer.  The Indenture Trustee shall, to
               ------------------------------
the extent reasonably requested by the Charterer, cooperate with the Charterer, at the Charterer's expense, to enable the Charterer to perform the covenants contained in Section 10.5 and to make such filings and recordings as the may be reasonably requested by the Charterer to accomplish the purposes of this Participation Agreement and the other Operative Documents, including, without limitation, at any time and from time to time, upon request of the Charterer promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Charterer may request in order to perform such covenants and to make such filings and recordings.

          (c)  Original Charter.  Except to the extent otherwise required by the
               ----------------
Indenture and so long as it remains Indenture Trustee, the Indenture Trustee agrees, in its individual capacity, that it will maintain possession of the version of the Charter identified in a receipt thereof executed as the original executed counterpart.

          (d)  Performance of Obligations.  The Indenture Trustee will perform
               --------------------------
and comply with the provisions of the Indenture which, upon satisfaction of any applicable conditions set forth therein, require payment or the tendering of performance to the Charterer.

          (e) Citizenship.  Provided no Charter Event of Default shall have
              -----------
occurred and be continuing, the Indenture Trustee agrees it will not exercise any remedies under the Indenture, the Ship Mortgage or any other Operative Document in such a manner that disqualifies the Vessel from engaging in U.S. coastwise trade.

          11.5.  Confidentiality.  Each of the Owner Participant, the Trust
                 ---------------
Company, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee agrees that all matters relating to this Participation Agreement, the other Operative Documents, the Underwriting Agreement and any instruments and certificates given in respect of any of the forgoing shall be kept strictly confidential, including, without limitation, the substance of commercial terms, and any disclosure of such matters shall be made only with the prior written consent of the Charterer. The obligations set forth in this Section 11.5 shall survive any termination or rescission of this Participation Agreement, the other Operative Documents and the Pass Through Trust Documents, as the case may be. Nothing in this Section 11.5 or the Pass Through Trust Documents shall prevent, or require the consent of the Charterer to, any disclosure:

          (i)  required by any court of competent jurisdiction; or

          (ii) as may be required by any Governmental Rule or Governmental Authority; or

          (iii) to any potential assignee or transferee of the Owner Participant who satisfies the requirements for a Transferee under Section 13.2,

provided, however, that such potential assignee or transferee shall execute and
--------  -------
deliver prior to any such disclosure a confidentiality agreement in favor of the Charterer and the Guarantor in form and substance satisfactory to the Charterer and the Guarantor, provided, further, that, in any event, such disclosing party
                   --------  -------
shall be responsible (in its individual capacity, in the case of the Trust Company, the Indenture Trustee or the Pass Through Trustee) for any breach of the terms of this Participation Agreement or such confidentiality agreement by any such advisor or potential assignee or transferee:

          (iv) of information which has otherwise become public information through no breach of this Section 11.5 by the disclosing party or any legal or other professional advisors of the disclosing party; or

          (v) of information to be made public, as determined by the Charterer, in connection with the documentation of the Vessel, the Registration Statement or sale of Pass Through Certificates;

provided, further, that, in the event that any party to this Participation
--------  -------
Agreement (other than the Charterer) or any of its respective Affiliates, employees, contractors or agents is requested or required to disclose any such information by any applicable Governmental Authority acting pursuant to applicable law or in connection with a proceeding (other than to Federal or State bank examiners, representatives of the Internal Revenue Service and under circumstances where the party requested to disclose such information is prohibited by law from disclosing that such information was requested to be disclosed), such party will give the other parties to this Participation Agreement prompt notice of such request or requirement so that any such other party, an Affiliate of such other party or a disclosing party may seek an appropriate protective order. If an appropriate protective order cannot be obtained and such party or such Person is, in the opinion of its counsel, legally compelled to disclose such information, then, notwithstanding anything to the contrary in this Participation Agreement, such party or such Person may disclose that portion of information which its counsel advises must be disclosed, provided, however, that such party shall give each other party to
           --------  -------
this Participation Agreement and
each disclosing party written notice of the information to be disclosed as far in advance of its disclosure as is practicable, and shall use its best efforts to obtain assurances that confidential treatment will be accorded such information.

          This Section 11.5. shall not apply to any information which (i) was known to the Person receiving such information prior to its disclosure by the disclosing party, (ii) was generally known in the industry prior to its disclosure or becomes public knowledge within the industry after such disclosure, other than through the actions of such Person or any employee, officer, adviser or Affiliate of such Person, or (iii) was disclosed to the Person receiving such information on a non-confidential basis from a source (other than the disclosing party) which was entitled to disclose the same and was not known to such Person to be under a duty of confidentiality.

          11.6.  Assumption of Secured Notes.  Each of the Owner Participant,
                 ---------------------------
the Owner Trustee, the Loan Participant and the Indenture Trustee agrees that if, pursuant to Section 12(e) or 15(a)(i), 15(a)(iv) or 15(a)(v) of the Charter, the Charterer elects to purchase the Vessel, or in the case of a sale of the Vessel pursuant to Section 12(d) of the Charter, the Charterer may elect to assume the obligations of the Owner Trustee under the applicable Secured Notes and under the Indenture by giving notice of such election at least thirty (30) days prior to the applicable purchase date in accordance with and with the effect provided in Section 3.04 of the Indenture. In the event that the Relevant Amendment becomes effective, this Participation Agreement, the other Operative Documents to be amended by the Relevant Amendment and the Pass Through Trust Documents to be amended by the Relevant Amendment shall be deemed amended as provided in the Relevant Amendment.

          11.7.  Certain Agreements Relating to the Charter.  So long as no
                 ------------------------------------------
Charter Event of Default shall have occurred and be continuing, the parties hereto agree that the rights of the Charterer under the Charter are prior and superior in interest to any Lien of the Indenture or the Ship Mortgage, and the Indenture is subordinate in all respects to the rights of the Charterer under the Charter; provided that, so long as the Indenture shall remain in effect, the
             --------
Charterer shall not amend or modify the Charter except in a manner consistent with the provisions of the Indenture.

           Section 12.  Indemnification.
                        ---------------

           12.1.  General Indemnification.
                  -----------------------

          (a)  Indemnification.  The Charterer will indemnify, protect, save and
               ---------------
keep harmless each of the Trust Company, the Owner Trustee, the Owner Participant, the Indenture Trustee, the

Pass Through Trustee and the Loan Participant (each an Indemnitee), and its
                                                       ----------
respective permitted successors, permitted assigns, representatives, directors, officers, agents, employees and affiliates (the respective representatives, directors, officers, agents, employees and affiliates of an Indemnitee being referred to herein as the Related Indemnitee Group of such Indemnitee), on an
                          ------------------------
after-tax basis from and against any and all claims that may be imposed on, incurred by or asserted against any Indemnitee, in any way arising out of:

          (i)  the Vessel or any part thereof;

         (ii) the Operative Documents or the transactions contemplated thereby or the issuance or refinancing of the Secured Notes or the making of any investment in the Vessel, payments made pursuant thereto, including the negotiation, execution and delivery of amendments thereto;

        (iii) the manufacture, financing, refinancing, design, construction, purchase, ownership, acquisition, acceptance, rejection, delivery, nondelivery, possession, charter, mortgaging, granting of a security interest in, preparation, condition, transfer of title, rental, use, operation, storage, maintenance, overhaul, modification, alteration, repair, assembly, sale, return, registration, abandonment or other acquisition or disposition of all or any part of the Vessel or any interest therein, including, without limitation:

                    (A) claims or penalties arising from any violation of law or liability in tort (strict or otherwise),

                    (B) loss or damage to any property or the environment or death or injury to any person,

                    (C) latent or other defects, whether or not discoverable, and

                    (D) any claim for patent, trademark or copyright infringement,

        (iv) any breach of or failure to perform or observe any covenant, condition or agreement or other obligation to be performed by the Charterer or the Guarantor under any Operative Document to which either respectively is a party, or the falsity of any representation or warranty of the Charterer or the Guarantor in any of the Operative Documents;

          (v)  the imposition of any Lien on the Vessel; and

         (vi) any violation of any Governmental Rule with respect to the Charterer, the Guarantor or the Vessel;

provided, however, that the Charterer will not be required to indemnify any
--------  -------
Indemnitee (or any member of a Related Indemnitee Group) for:

          (i) claims to the extent attributable to acts, event, circumstances or conditions which arise, occur or exist after the earliest of
               (A) the return of possession of the Vessel to the Owner Trustee or its designee pursuant to the terms of the Charter, (B) the purchase by the Charterer or its designee of the Vessel pursuant to the Charter, (C) the payment by the Charterer of all amounts required to be paid under the Charter following an Event of Loss and (D) sale of the Vessel to a third party as contemplated in any Operative Document, and which did not exist prior to such return, purchase, payment or sale or, in each case if such claims existed concurrently with such return, purchase, payment or sale, which are attributable to acts of third parties unaffiliated with the Charterer, the Operator, or the Guarantor;

         (ii) any claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee or any of such Indemnitee's Related Indemnitee Group;

        (iii) any Transaction Expense or an expense or claim to the extent expressly to be paid or assumed by an Indemnitee at its own expense or for which such Indemnitee is expressly not entitled to indemnity or reimbursement;

         (iv) any claim to the extent resulting from the offer, sale, disposition or transfer by such Indemnitee of all or part of its interest in the Vessel, the Trust Estate, the Secured Notes or any Operative Document, other than any such transfer, sale or disposition (A) resulting from a continuing Charter Event of Default; (B) in connection with an Event of Loss; (C) pursuant to the exercise of the Charterer's purchase options under the

               Charter; or (D) pursuant to the sale to a third party under (S)12 of the Charter;

          (v) any claim resulting from a breach by any Indemnitee or any member of its Related Indemnitee Group of any of its representations, warranties or covenants or to the extent attributable to the non-compliance by any Indemnitee with the terms of the Operative Documents or to the extent resulting from a violation of law by any Indemnitee or any member of its Related Indemnitee Group;

         (vi) any claim relating to Taxes whether or not the Charterer is required to indemnify for such Taxes pursuant to the general tax indemnity or the Tax Indemnity Agreement;

        (vii) any claim to the extent resulting from any business, transaction or other activity in which such Indemnitee or any of such Indemnitee's Related Indemnitee Group is engaged, other than the transaction contemplated by the Operative Documents, except to the extent resulting solely from a Charter Event of Default;

       (viii) any claim to the extent attributable to the authorization or giving or withholding by such Indemnitee or any of such Indemnitee's Related Indemnitee Group of any future amendments, supplements, waivers or consents with respect to any Operative Document, other than such as have been requested by the Charterer, or such that occur as a result of a Charter Event of Default, or such as are expressly required by any Operative Document or such as are required by any Governmental Rule;

         (ix) any claim resulting from any Indenture Event of Default that is not also a Charter Event of Default;

          (x) any claim which is an ordinary and usual operating or overhead expense of any Indemnitee except such expenses that are incurred solely as a result of a Charter Event of Default;

         (xi) the failure on the part of any Indemnitee to distribute in accordance with the terms of the Operative Documents any amounts received and distributable by it thereunder;

        (xii) any claim which constitutes a Permitted Lien or to the extent resulting from the imposition of any Lien which any Indemnitee is required to lift and discharge pursuant to any Operative Document;

       (xiii) any claim against such Indemnitee resulting from a violation of ERISA or Section 4975 of the Code to the extent resulting from actions by such Indemnitee or its Related Indemnitee Group other than, in the case of the Owner Participant, the making and holding of its investment in the Trust Estate, or the taking of any action at the direction of the Charterer;

        (xiv) with respect to the Trust Company and the Owner Participant and their respective Related Indemnitee Groups, any claim resulting from the indemnity provided for under the trust agreement to be entered between them, except to the extent that the Indemnitee under such trust agreement indemnity is entitled to indemnification from the Charterer for such claim pursuant to the general indemnity provisions described herein;

         (xv)  any inter se disputes between or among Indemnitees or their
                   ----- --
               respective Related Indemnitee Groups that arise from (A) a misrepresentation by an Indemnitee or any member of its Related Indemnitee Group or a failure by an Indemnitee or any member of its Related Indemnitee Group to perform such Indemnitee's obligations, warranties and covenants under the Operative Documents or (B) a dispute over the interpretation of the Operative Documents that does not result from a Charter Event of Default;

        (xvi) the claim of any Indemnitee or any member of its Related Indemnitee Group resulting from, arising out of or in connection with, or based upon any untrue statement or alleged untrue statement of a material fact contained in any written information supplied or made available by such Indemnitee or any member of its Related Indemnitee Group specifically for inclusion in the preparation of any offering document or registration statement relating to the offer, sale or disposition of any Secured Notes or the Pass Through Certificates, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or

       (xvii)  any claim that is indemnified for under the Tax Indemnity
               Agreement.

          (b)  Insured Claims.  In the case of any Claim indemnified by the
               --------------
Charterer hereunder which is covered by a policy of insurance maintained by the Charterer (or any Affiliate thereof), each Indemnitee and each member of any Related Indemnitee Group agrees to cooperate with the insurers in the exercise of the insurers' rights to investigate, defend or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.

          (c)  Notices.  If the Charterer shall obtain knowledge of any action,
               -------
suit, proceeding or written notice of any Claim indemnified against under this
Section 12.1, the Charterer shall give prompt notice thereof to the appropriate Indemnitee or Indemnitees, as the case may be, and if any Indemnitee shall obtain any such knowledge, such Indemnitee shall give prompt notice thereof to the Charterer, provided that the failure of such Indemnitee to so notify the
               --------
Charterer shall not affect the Charterer's indemnification obligations under this Section 12.1 to such Indemnitee except to the extent of any increase in the amount of such Claim resulting from such failure or to the extent the Charterer is effectively precluded from contesting such Claim as a result of such failure.

          (d)  Contests.  (i) The Charterer shall have the right, at its sole
               --------
cost and expense, to investigate, and the right in its sole discretion to defend or contest by appropriate proceedings or compromise, any Claim for which indemnification is sought under this Section 12.1, and each Indemnitee and each member of a Related Indemnitee Group shall cooperate, at the Charterer's expense, with all reasonable requests of the Charterer in connection therewith, provided that the Charterer shall not have the right without the consent of the
--------
Indemnitee to defend, contest or compromise any Claim with respect to any Indemnitee or any member of its Related Indemnitee Group:

     (A) if a Specified Charter Event of Default shall have occurred and be continuing; or

     (B) if such Claim involves a realistic possibility of criminal sanctions or criminal liability to such Indemnitee or any member of its Related Indemnitee Group,

in which event the Indemnitee (or, in the case of clause (B) only, the Owner Participant and/or the Lenders, as the case may be) shall be entitled to control and assume responsibility for the defense of such Claim at the expense of the Charterer but shall consult in good faith with the Charterer regarding such defense. The Charterer agrees that it will not settle a Claim against an Indemnitee without the consent of such Indemnitee if the settlement requires the admission by such Indemnitee that it has engaged in illegal conduct. During the continuance of a Charter Event of Default, the Charterer shall not compromise any claim without the consent of the relevant Indemnitee unless such claim is simultaneously released or discharged, such consent not to be unreasonably withheld.

     (b) Where the Charterer or the insurers under a policy of insurance maintained by the Charterer or its affiliates undertake the defense of an Indemnitee with respect to a Claim, no additional legal fees or expenses of such Indemnitee in connection with the defense of such claim shall be indemnified unless such fees or expenses were incurred at the request of the Charterer or such insurers; provided that, if
               --------

     (A) in the written opinion of counsel to such Indemnitee an actual or potential material conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel; or

     (B) such Indemnitee or a member or its Related Indemnitee Group has been indicted or otherwise charged in a criminal complaint in connection with a claim not excluded by the indemnity contained in the Participation Agreement, the Tax Indemnity Agreement, or any other Operative Document and such Indemnitee informs the Charterer that such Indemnitee desires to be represented by separate counsel, the reasonable fees and expenses of such separate counsel shall be borne by the Charterer. If clause (A) above is satisfied and separate counsel for such Indemnitee determines that the Claims against the Indemnitee for which separate counsel is retained should be severed from those against the Charterer, the Charterer agrees, subject to the requirements of any insurance policy, that it will not object to the severance of such Claims; provided that the Charterer
                                                 --------
shall be permitted to participate in any such severed proceedings. Subject to the requirements of any policy of insurance (and to customary exceptions), an Indemnitee may participate at its own expense in any judicial proceeding controlled by the Charterer pursuant to the preceding provisions and such participation shall not constitute a waiver of the right to receive the indemnification described above.

          (e)  Subrogation.  So long as no Specified Charter Event of Default
               -----------
exists, to the extent that a Claim indemnified by the Charterer pursuant to this
Section 12.1 is paid in full by the Charterer and/or an insurer under a policy of insurance maintained by the Charterer, the Charterer and/or such insurer, as the case may be, without any further action, shall be subrogated to any and all rights and remedies which any

Indemnitee or member of a Related Indemnitee Group paid or on whose behalf such Claim was paid may have in respect of the matters, transactions or events giving rise to such Claim against which such indemnity was given (other than claims under any insurance policies maintained by such Indemnitee or any member of its Related Indemnitee Group). Such Indemnitee agrees to cooperate with the Charterer and to execute such further instruments or take such further action to permit the Charterer, at the Charterer's expense, to pursue such claims, to the extent reasonably requested by the Charterer.

          (f)  Refunds.  Upon receipt by any Indemnitee or any member of its
               -------
Related Indemnitee Group of a repayment or reimbursement of all or any part of any Claim for which the Charterer shall have paid to or on behalf of such Indemnitee or member of its Related Indemnitee Group or for which the Charterer shall have reimbursed any Indemnitee or member of its Related Indemnitee Group pursuant to this Section 12.1, such Indemnitee shall pay to the Charterer, as promptly as practicable after the receipt thereof, the amount of such repayment or reimbursement plus any interest received by such Indemnitee or member of its Related Indemnitee Group on such amount plus the amount of any tax savings realized (directly or indirectly) by such Indemnitee or member of its Related Indemnitee Group as a result of such payment made to the Charterer, but not in excess of the amount of all prior payments made by the Charterer pursuant to this Section 12.1 with respect to such Claim less the amount of all prior repayments or reimbursements paid by such Indemnitee or any member of its Related Indemnitee Group with respect to such Claim pursuant to this subsection
(f).

          (g)  Payments; Verification.  Any amount payable to any Indemnitee or
               ----------------------
any member of a Related Indemnitee Group pursuant to this Section 12.1 shall be paid to such Indemnitee or member of a Related Indemnitee Group promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable and, if requested by the Charterer, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to the Charterer and such Indemnitee or member of a Related Indemnitee Group at the Charterer's expense, unless such accounting firm determines that the amount payable by the Charterer is less than 95% of the amount shown on such written statement, in which case such verification shall be at such Indemnitee's expense.

          (h)  Trustee's Fees.  The Charterer shall pay the reasonable ongoing
               --------------
fees and expenses of the Owner Trustee and the Indenture Trustee (including fees and expenses of their counsel) for acting as such to the extent not included in Transaction Expenses. The Charterer shall have the right to receive and review any substantiation relating to such on-going expenses as the Charterer may reasonably request.

          12.2.   General Tax Indemnification.  (a)  Withholding; Indemnity.  If
                  ---------------------------        ----------------------
the Charterer is required by applicable law to withhold any Tax from any payment of Charter Hire to any Tax Indemnitee pursuant to the Charter:

          (v)  the Charterer shall pay such additional amount as shall be
           -
     necessary to enable such Tax Indemnitee to receive, after such withholding, an amount equal to the Charter Hire it would have received had such withholding not been required,

          (w)  the Charterer shall make such withholding, and
           -

          (x)  the Charterer shall pay the full amount withheld to the relevant
           -
     taxing authority in accordance with applicable law;

provided that:
--------

          (y)  if, and to the extent that, the Tax so withheld is not a Tax for
           -
     which the Charterer is obligated to indemnify such Tax Indemnitee pursuant to this Section 12.2, then such Tax Indemnitee shall, within ten (10) Business Days after receipt of the Charterer's written demand therefor (accompanied by documentary evidence of the Charterer's payment of such Tax), pay to the Charterer an amount which equals the amount paid by the Charterer with respect to or as a result of such Tax (including any expenses or other charges borne by the Charterer) increased by (but subject to the proviso in Section 12.2(f)) the amount of net tax savings of such Tax Indemnitee attributable to the making of such payment to the Charterer after taking into account any income recognized by the Tax Indemnitee attributable to the payment of the Tax by the Charterer, and

          (z)  if such Tax Indemnitee obtains a credit for or refund of such
           -
     Tax, such Tax Indemnitee shall pay to the Charterer (subject to the proviso in Section 12.2(f)) the amount of such credit or refund within ten (10) Business Days after receipt of such credit or refund, unless such Tax is described in clause (y) above and such Tax Indemnitee has paid to the Charterer the amount described in clause (y).

          Except as provided in Section 12.2(b), the Charterer agrees to pay, and to indemnify, protect, defend, save and keep harmless each Tax Indemnitee, on an After-Tax Basis, from and against any and all Taxes upon or with respect to the following:

          (i)  the Vessel or any part thereof or any interest therein, the
           -
     Charterer or any Tax Indemnitee arising from the transactions contemplated by the Operative Documents,

         (ii)  the acquisition, purchase, sale, financing, chartering,
          --
     subchartering, maintenance, repair, redelivery, alteration, insuring, control, use, operation, manufacture, assembly, delivery, possession, repossession, location, storage, importation, exportation, refinancing, refunding, transfer of title, registration, reregistration, transfer of registration, return, exchange, substitution, replacement or other disposition of all or any part of the Vessel or any interest therein,

        (iii)  the Charter Hire, receipts or earnings arising from the Vessel or
         ---
     any part thereof or any interest therein, or payable pursuant to the Charter, or any other payment or right to receive payment pursuant to the Operative Documents (including, without limitation, any payment of principal, interest, discount or premium on or with respect to the Secured Notes),

         (iv)  any Modification or replacement, removal, substitution or repair
          --
     of an item of property constituting a part of the Vessel,

          (v)  the Operative Documents and any other documents contemplated
           -
     thereby and amendments and supplements thereto, or the issuance, refunding or refinancing of the Secured Notes or the Pass Through Certificates or any other document executed and delivered in connection with the consummation of the transactions contemplated by the Operative Documents or the interest of any Tax Indemnitee in any of the foregoing, or the execution, amendment, issuance or delivery of any of the foregoing,

         (vi)  the Indenture Estate or the Trust Estate or the property, or the
          --
     income or other proceeds received with respect to the property, held by the Indenture Trustee under the Indenture or the Owner Trustee under the Trust Agreement, or

        (vii)  otherwise arising out of, with respect to, or in connection with
         ---
     the transactions contemplated by the Operative Documents.

          (b)  Exclusions from General Tax Indemnity.  The provisions of Section
               -------------------------------------
12.2(a) shall not apply to, and the Charterer shall have no liability to a Tax Indemnitee under Section 12.2(a) with respect to, any of the following Taxes:

               (1)  Certain United States Federal Taxes: In the case of any Tax
                    -----------------------------------
     Indemnitee, any Tax which is imposed by the Federal Government of the United States and which is imposed on, based on or measured by the gross or net income, gross or net receipts, earnings, gains, capital, capital stock or net worth of such Tax Indemnitee (including any such Tax collected by withholding at source);

               (2)  Certain U.S. state and local Taxes.  In the case of any Tax
                    ----------------------------------
     Indemnitee, any Tax (other than a sales, use, rental or value-added tax) which is imposed by any government or other taxing authority of or in any state of the United States and which is imposed on, based on or measured by the gross or net income, gross or net receipts, earnings, gains, capital stock or net worth of such Tax Indemnitee (including any such Tax collected by withholding at source);

               (3)  Certain Taxes in jurisdictions outside the United States:
                    --------------------------------------------------------
     In the case of any Tax Indemnitee, any Tax (other than a sales, use, rental or value-added Tax) which is imposed by any national, state or local government or other taxing authority of or in any jurisdiction outside the United States and which is imposed on, based on or measured by, the gross or net income, gross or net receipts, earnings, gains, capital, capital stock or net worth of such Tax Indemnitee, except to the extent that such Tax results from (A) the location, use or presence of the Vessel in the jurisdiction imposing the Tax or (B) the situs of organization, any place of business or any activity of the Charterer or any Affiliate of the Charterer in the jurisdiction imposing the Tax (including the payment by the Charterer of any amount payable pursuant to any Operative Document from the jurisdiction imposing the Tax);

               (4)  Certain sales, use, rental, property and ad valorem Taxes:
                    ---------------------------------------------------------
     In the case of any Tax Indemnitee, any Tax in the nature of a sales, use, rental, value-added or tangible or intangible property Tax which is imposed on or payable by such Tax Indemnitee and which is imposed by a jurisdiction in which such Tax Indemnitee has its situs of organization or any place of business or in which such Tax Indemnitee is engaged in any activity or has any presence, except to the extent that such Tax results from (A) the location, use or presence of the Vessel in the jurisdiction imposing the Tax or (B) the situs of organization, any place of business or any activity of the Charterer or any Affiliate of the Charterer in the jurisdiction imposing the Tax (including the payment by the Charterer or any Affiliate of the Charterer of any amount payable pursuant to any Operative Document from the jurisdiction imposing the Tax);

               (5)  Taxes relating to certain dispositions:  In the case of any
                    --------------------------------------
     Tax Indemnitee, any Tax imposed on or payable by such Tax Indemnitee with respect to any sale, assignment, transfer or other disposition of title to or any interest in the Vessel, any Operative Document, the Trust Estate, the Indenture Estate, any Secured Note, the Pass Through Trust, any Pass Through Certificate, any other Tax Indemnitee or any Charter Hire other than a sale, assignment, transfer or other disposition resulting from (A) the Charterer's exercise of an option to buy the Vessel or to terminate the Charter, (B) an exercise of remedies resulting from the occurrence and during the continuance of a Charter Event of Default, or (C) the bankruptcy or insolvency of, or any foreclosure against, such Tax Indemnitee that would not have occurred but for a Charter Event of Default;

               (6)  Noncompliance with certain exemption requirements:  In the
                    -------------------------------------------------
     case of any Tax Indemnitee, the amount by which any Tax is not reduced as a result of a failure of such Tax Indemnitee to comply with any certification or other similar procedure that is required by law as a condition precedent to the allowance of a reduction in the rate of such Tax or any exemption or other relief from such Tax, provided that (A) such Tax Indemnitee is
                                 --------
     otherwise eligible for such relief or exemption from such Tax, (B) such Tax Indemnitee's compliance with such requirement would not create a risk of a material adverse consequence to such Tax Indemnitee for which such Tax Indemnitee is not indemnified and which such Tax Indemnitee would not incur but for compliance with such requirement, and (C) except in the case of any exemption forms required by the United States Internal Revenue Code (or any successor law) or the regulations thereunder (or any successor regulations), as in effect at the relevant time, the Charterer shall have notified such Tax Indemnitee of such requirement and shall have delivered to such Tax Indemnitee all applicable forms a reasonable period of time before such Tax Indemnitee is required to complete and deliver such form or forms or to take such other action as a condition precedent to the allowance of a reduction in rate of or exemption or other relief from such Tax;

               (7)  Limitation on applicability of Tax indemnity to transferees:
                    -----------------------------------------------------------
     Any Tax imposed on or payable by an assignee or other transferee of any interest of any original Tax Indemnitee in the Vessel or any part thereof, any Secured Note, any Pass Through Certificate, any Operative Document or any other Tax Indemnitee (or imposed on or payable by any subsequent assignee or other transferee) to the extent that the amount of such Tax exceeds the amount of such Tax that would have been payable by the transferor, determined at the time of the transfer, provided that the exclusion in this
                                             --------
     subparagraph (7) shall not apply to (A) any transfer caused by and occurring during the continuance of a Charter Event of Default or (B) in the case of a transferee that is (x) a bank or corporation organized under the laws of the United States of America or any state thereof or (y) a partnership or limited liability company which is organized under the laws of a state of the United States of America and each partner or member of which is an entity described in clause (x) of this subparagraph (7) or is an individual who is a citizen and resident of the United States of America, any such excess indemnity amount to the extent attributable to the fact that the income tax rates used by the transferee for the purpose of calculating payments on an After-Tax Basis are greater than those used by the transferor (it being understood and agreed that the term "original Tax Indemnitee" means a Tax Indemnitee that is a Tax Indemnitee on the Funding
     Date);

               (8)  Taxes resulting from certain breaches, etc.: In the case of
                    ------------------------------------------
     any Tax Indemnitee, any Tax imposed on or payable by such Tax Indemnitee to the extent resulting from:

                    (A) the willful misconduct or gross negligence of such Tax Indemnitee or any related Tax Indemnitee (unless attributed to such Tax Indemnitee solely as the result of its execution of the Operative Documents), or

                    (B) the inaccuracy or breach of any representation, warranty, covenant or agreement of such Tax Indemnitee in any Operative Document or in any certificate or other document delivered pursuant to any Operative Document, except to the extent caused by a failure of the Charterer to perform its obligations under the Operative Documents;

               (9)  Certain Taxes after end of Charter Term:  Any Tax to the
                    ---------------------------------------
     extent arising from an event occurring or imposed with respect to any period after the date of expiration or earlier termination of the Charter and, if required by the Charter, the Charterer's return of the Vessel to the Owner Trustee and the performance of all the obligations of the Charterer to be performed prior to or concurrently with the expiration or earlier termination of the Charter (as the case may be);

              (10)  Certain penalties and interest:  In the case of any Tax
                    ------------------------------
     Indemnitee, any Tax imposed on or payable by such Tax Indemnitee to the extent consisting of interest, penalties or additions to tax that would not have been imposed on or payable by such Tax Indemnitee but for a failure of such Tax Indemnitee or any related Tax Indemnitee to file any return or to pay any Tax in a procedurally proper and timely manner, unless such failure is caused solely by a failure by the Charterer to perform its obligations under Section 12.2(c) hereof;

              (11)  Taxes resulting from certain amendments:  In the case of any
                    ---------------------------------------
     Tax Indemnitee, any Tax imposed on or payable by such Tax Indemnitee to the extent resulting from any amendment to any Operative Document to which the Charterer is not a party unless the Charterer has given its prior written consent to such amendment or unless such amendment is the result of and is made during the continuance of a Charter Event of Default;

              (12)  Taxes resulting from certain Liens:  Any Tax resulting from
                    ----------------------------------
     an Owner Participant's Lien or a Shipowner's Lien or an Indenture Trustee's Lien or a Loan Participant's Lien or a Pass Through Trustee's Lien;

              (13)  Certain Taxes relating to the owner trust: Any Tax resulting
                    -----------------------------------------
     from a failure of the trust created by the Trust Agreement or the trust created by the Pass Through Trust Agreement to be treated as a "grantor trust" that is subject to Sections 671-679 of the Code or otherwise to be treated as a pass-through or conduit entity for income tax purposes;

              (14)  Shipowner's Cost or Transaction Expenses: Any Tax that is
                    ----------------------------------------
     included in the Shipowner's Cost of the Vessel or in Transactions Expenses;

              (15)  Certain unrelated transactions:  Any Tax imposed on or
                    ------------------------------
     payable by a Tax Indemnitee to the extent resulting from transactions or activities of such Tax Indemnitee or any related Tax Indemnitee that are unrelated to the transactions contemplated by the Operative Documents;

              (16)  Failure to contest:  In the case of any Tax Indemnitee, any
                    ------------------
     Tax resulting from a failure of such Tax Indemnitee to comply with its obligations in Section 12.2(e) with respect to any Tax Claim if such Tax Indemnitee is required to take such action pursuant to Section 12.2(e) and if and to the extent that such failure (i) precludes the Charterer from exercising its right to contest (or to require such Tax Indemnitee to contest) such Tax Claim or (ii) materially impairs the Charterer's rights to contest such Tax Claim, provided, however, that this Section 12.2(b)(16)
                                --------  -------
     shall not constitute a waiver by the Charterer of its rights, if any, to assert and sue upon any claims it may have against the Tax Indemnitee by reason of such Tax

     Indemnitee's failure to comply with its obligations under Section 12.2(e);

              (17)  Taxes otherwise indemnified:  In the case of any Tax
                    ---------------------------
     Indemnitee, any Tax imposed on or payable by such Tax Indemnitee to the extent that such Tax Indemnitee has been indemnified for such Tax pursuant to any other provision of the Operative Documents;

              (18)  Taxes on trustees' fees:  Any Tax imposed on or payable by
                    -----------------------
     the Owner Trustee (in its individual capacity), the Indenture Trustee (in its individual capacity) or the Pass Through Trustee (in its individual capacity) with respect to or measured by any trustee fee or reimbursement for expenses for services rendered pursuant to the Trust Agreement, the Indenture or the Pass Through Trust Agreement;

              (19)  Certain intangible or similar Taxes:  Any Tax in the nature
                    -----------------------------------
     of an intangible tax or similar tax upon or with respect to the value of the interest of the Owner Participant in the Trust Estate or the value of any interest in the Indenture Estate, the Secured Notes, the Pass Through Trust or the Pass Through Certificates, provided that this paragraph (19) shall not apply to any vessel mortgage tax or any similar tax;

              (20)  Certain Taxes on foreign persons:  In the case of any Tax
                    --------------------------------
     Indemnitee, any Tax if and to the extent that such Tax would not have been imposed on such Tax Indemnitee if such Tax Indemnitee were a "United States person" (as defined in Section 7701(a)(30) of the Code);

              (21)  Taxes being contested:  Any Tax that is being contested in
                    ---------------------
     accordance with the provisions of Section 12.2(e) during the pendency of such contest, except to the extent a payment is required pursuant to
     Section 12.2(e); or

              (22)  Taxes relating to prohibited transactions: Any Tax imposed
                    -----------------------------------------
     as a result of, or in connection with, any "prohibited transaction," within the meaning of Section 4975 of the Code, Section 406 of ERISA, any successor provisions or any comparable laws of any governmental authority.

          If (i) a Tax (including any related interest, fines, penalties or additions to Tax) results from a failure of any Tax Indemnitee to comply with its obligations under the Operative Documents, (ii) such failure does not result from a failure of the Charterer to perform its obligations under the Operative Documents and (iii) the Charterer is required to indemnify another Tax Indemnitee against the imposition of such Tax, then the Tax Indemnitee whose failure resulted in the imposition of such Tax shall, within ten (10) Business Days after receipt of notice of payment of the Tax and appropriate payment documentation with respect thereto, pay to the Charterer an amount which equals the amount paid by the Charterer with respect to or as a result of such Tax (including any expenses or other charges borne by the Charterer) increased by (but subject to the proviso in Section 12.2(f)) the amount of tax savings to such Tax Indemnitee attributable to the making of such payment to the Charterer.

          (c)  Reports.  If any report, return, certification, statement or
               -------
other document (a "Document") is required to be filed by any Tax Indemnitee with respect to any Tax for which the Charterer is required to indemnify such Tax Indemnitee pursuant to this Section 12.2 (an "Indemnified Tax"), the Charterer shall timely prepare and file such Document (except for any Document which such Tax Indemnitee notifies the Charterer that such Tax Indemnitee intends to prepare and file); provided that such Tax Indemnitee furnishes the Charterer, at
                   --------
the Charterer's written request and expense, with such information within such Tax Indemnitee's control as the Charterer may reasonably request for the purpose of preparing and filing such Document. The Charterer shall either file such Document (showing, if appropriate, the ownership of the Vessel in the Owner Trustee) and send a copy of such Document to the Owner Participant and the Owner Trustee, or, if the Charterer is not permitted by applicable law to file such Document, the Charterer shall notify the Owner Participant and the Owner Trustee of such requirement within a reasonable period of time prior to the due date for filing (without regard to any applicable extensions) and prepare and deliver a
form of such Document to the Owner Participant and the Owner Trustee.   The
Charterer shall furnish to each Tax Indemnitee, promptly after receipt of such Tax Indemnitee's written request therefor, such data, records and documents within the Charterer's control as such Tax Indemnitee may reasonably request to enable such Tax Indemnitee to comply with its tax reporting, payment, audit and litigation requirements relating to such Tax Indemnitee's participation in the transactions contemplated by this Agreement.

          (d)  Payments.  The Charterer shall pay when due each Indemnified Tax
               --------
directly to the relevant taxing authority, if direct payment by the Charterer is permitted by applicable law. If a Tax Indemnitee pays an Indemnified Tax, the Charterer shall reimburse such Tax Indemnitee within ten (10) Business Days after receiving such Tax Indemnitee's written request therefor. The Charterer shall, to the extent permitted by applicable law, cause all billings of Indemnified Taxes to be addressed to the relevant Tax Indemnitee in care of the Charterer, make payment thereof and deliver to the relevant Tax Indemnitee written evidence of such payment. Except as otherwise provided in this Section 12.2, all amounts payable by the Charterer to a Tax Indemnitee under this
Section 12.2 shall be paid in immediately available funds not later than the later of (i) in the case of any Tax which has been asserted
                         -
against or billed directly to the relevant Tax Indemnitee, ten (10) Business Days after the day on which the Charterer receives such Tax Indemnitee's written request therefor (accompanied by a written statement describing in reasonable detail the amount and basis of the Indemnified Tax and the calculation of the indemnity being requested), or (ii) two (2) Business Days before the last day
                                --
for timely payment of such Indemnified Tax. The Tax Indemnitee's written statement shall, at the Charterer's request, be verified by a nationally recognized independent accounting firm selected by the Tax Indemnitee and reasonably acceptable to the Charterer, such verification to be at the Charterer's expense unless such accountants determine that the amount payable by the Charterer is less than 95% of the amount shown on such written statement, in which event the cost of such verification will be paid by the Tax Indemnitee.
In the case of an Indemnified Tax which is subject to a contest pursuant to
Section 12.2(e), the Charterer shall pay such Tax (in the amount, if any, finally determined to be owing in such contest) at least two (2) Business Days prior to the last day for timely payment of such Indemnified Tax after a Final Determination.

          (e)  Contests.  If a Tax Indemnitee receives a written notice from any
               --------
taxing authority of a claim for any Tax for which the Charterer may be liable under this Section 12.2 (a "Tax Claim"), such Tax Indemnitee shall notify the
                            ---------
Charterer promptly in writing of such Tax Claim. If requested by the Charterer in writing within twenty (20) Business Days after receipt of such notice (or, if sooner, on or before the last day on which the contest of such Tax Claim can be initiated, provided that the Tax Indemnitee's notice to the Charterer discloses such date), such Tax Indemnitee shall, upon receipt of an indemnity satisfactory to it whereby the Charterer agrees to pay to such Tax Indemnitee all reasonable costs and expenses (including legal and accountants' fees and disbursements) incurred by such Tax Indemnitee in connection with contesting such Tax Claim and at the expense of the Charterer, contest such Tax Claim by (1) resisting payment
                                                            -
thereof, if such Tax Indemnitee in its reasonable discretion shall determine such course of action to be appropriate, (2) not paying the same except under
                                          -
protest, if protest is necessary and proper, and/or (3) if payment shall be
                                                     -
made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings. If such contest requires payment of the Tax Claim as a condition precedent to initiation of the contest, the Charterer shall advance to such Tax Indemnitee the amount of such Tax Claim on an interest-free basis and shall indemnify the Tax Indemnitee on an After-Tax Basis for any adverse tax consequences resulting from such interest-free advance. In no event shall any Tax Indemnitee be required, or the Charterer permitted, to contest any such Tax Claim unless: (i) no Charter Event of
                                                   -
Default shall have
occurred and be continuing (unless the Charterer shall have provided security reasonably satisfactory to such Tax Indemnitee securing the Charterer's performance of its obligations under this Section 12.2) and (ii) the action to
                                                             --
be taken will not result in any risk of imposition of criminal penalties or any substantial danger of sale, forfeiture or loss of the Vessel or any interest therein. If requested by the Charterer and if permitted by applicable law, the Charterer may contest, at its own expense, the imposition of any Tax Claim. In any contest controlled by a Tax Indemnitee, such Tax Indemnitee will consult in good faith with the Charterer and its counsel and submit to the Charterer and its counsel for review and comment, and consider in good faith any and all suggestions made with respect to, any document or other item to be submitted to a taxing authority or a court in connection with the contest and will permit the Charterer to participate in a reasonable manner in the conduct of the contest. Upon the written request of the affected Tax Indemnitee, the Charterer will advise such Tax Indemnitee of the status of any contest being conducted by the Charterer pursuant to this Section 12.2(e).

          No Tax Indemnitee shall offer, accept or enter into a settlement or other compromise with respect to any Tax Claim being contested pursuant to this
Section 12.2(e), or forego or terminate any such contest, without the prior written consent of the Charterer (which consent shall not be unreasonably withheld based solely on the merits of the Tax Claim). Any refusal or failure by a Tax Indemnitee to contest a Tax Claim when required under this Section 12.2(e), and any settlement or compromise or other discontinuance by a Tax Indemnitee of a contest of a Tax Claim required by this Section 12.2(e) without the prior written consent of the Charterer when required under this Section 12.2(e), shall release and discharge the Charterer from any obligation to indemnify such Tax Indemnitee for such Tax Claim, and such Tax Indemnitee shall pay to the Charterer promptly any amounts previously paid or advanced by the Charterer pursuant to this Agreement with respect to such Tax Claim (other than amounts paid with respect to costs and expenses of the contest).

          (f)  Refunds.  Upon receipt by any Tax Indemnitee of a repayment or
               -------
refund of all or any part of any Indemnified Tax which the Charterer shall have paid for, or advanced to, such Tax Indemnitee or for which the Charterer shall have reimbursed such Tax Indemnitee pursuant to this Section 12.2, such Tax Indemnitee shall pay to the Charterer, as promptly as practicable after the receipt thereof, the amount of such repayment or refund plus any interest received by, or credited to, such Tax Indemnitee on such repayment or refund net of Taxes thereon plus the amount of any net tax saving realized by such Tax Indemnitee as a result of the payment made to the Charterer; provided, that (i)
                                                             --------
the amount payable pursuant to this sentence (other than any amount with respect to interest) shall not exceed the amount of all prior payments made by the Charterer pursuant to this Section 12.2 with respect to refunded Taxes less the amount of all prior payments by such Tax Indemnitee to the Charterer under this Section 12.2(f)(and any excess of the amount of the repayment or refund over the limitation described in this clause (i) shall be carried forward and applied to reduce any subsequent indemnification obligations of the Charterer under Section 12.2(a)), and (ii) if such Tax Indemnitee is subsequently disallowed such refund, such disallowance shall be subject to indemnification in accordance with the terms of this Section 12.2, excluding
Section 12.2(b)(other than subparagraphs (8), (16) and (21) thereof). The amount payable to the Charterer in respect of tax savings under Section 12.2(g) or refunds under this Section 12.2(f) shall, at the Charterer's request, be subject to verification by independent accountants selected by the Tax Indemnitee and reasonably acceptable to the Charterer, at the Charterer's expense unless such accountants determine that the amount payable to the Charterer is at least 5% more than the amount so computed by the Tax Indemnitee, in which event the cost of such verification will be paid by the Tax Indemnitee.

          (g)  Tax Savings.  If, by reason of any payment made to or for the
               -----------
account of a Tax Indemnitee by the Charterer pursuant to this Section 12.2 or the circumstances giving rise thereto, such Tax Indemnitee at any time realizes a reduction in any Tax for which the Charterer is not required to indemnify such Tax Indemnitee pursuant to this Section 12.2 and which was not taken into account previously in computing such payment by the Charterer to or for the account of such Tax Indemnitee, then such Tax Indemnitee shall promptly pay to the Charterer an amount equal to such tax saving plus the amount of any additional tax saving realized by such Tax Indemnitee or any related Tax Indemnitee as a result of any payment made by such Tax Indemnitee pursuant to this sentence; provided that (i) the amount payable pursuant to this sentence
               --------
shall not exceed the amount of all prior payments made by the Charterer pursuant to this Section 12.2 with respect to Indemnified Taxes that resulted in tax savings less the amount of all prior payments by such Tax Indemnitee to the Charterer under this Section 12.2(g)(and any excess of the amount of the tax saving over the limitation described in this clause (i) shall be carried forward and applied to reduce any subsequent indemnification obligations of the Charterer under Section 12.2(a)), and (ii) if such Tax Indemnitee is subsequently disallowed such tax saving, such disallowance shall be subject to indemnification in accordance with the terms of this Section 12.2, excluding
Section 12.2(b)(other than subparagraphs (8), (16) and (21) thereof). Each Tax Indemnitee shall in good faith use diligence in filing its tax returns and in dealing with the relevant taxing authorities to seek and claim any tax benefit that would result in any such reduction in Taxes or any refund of any Taxes payable or indemnifiable by the Charterer hereunder.

          (h)  Definition of Owner Participant.  For purposes of this Section
               -------------------------------
12.2, the term "Owner Participant" and the term "Tax Indemnitee" as applied to the Owner Participant shall include each group of corporations (and each member of each such group) that includes the Owner Participant and for which consolidated, combined, unitary or other group tax returns are filed for Federal, state or local income tax purposes. The Owner Participant undertakes on behalf of each other member of each such group to perform or cause to be performed all obligations of such group hereunder.

          (i)   No Guarantee.  Nothing in Section 12.1 or 12.2 shall be
                ------------
construed as a guarantee by the Charterer of the residual value or useful life of the Vessel or as a guarantee of the Secured Notes or the Pass Through Certificates.

          (j)  Non-Parties.  In the case of any Tax Indemnitee that is not a
               -----------
party to this Agreement, the Charterer may require such Tax Indemnitee to agree in writing, in form and substance reasonably satisfactory to the Charterer, to the terms of this Section 12.2 before making any payment to such Tax Indemnitee under this Section 12.2.

          12.3.  No Guarantee.  Nothing in Section 12.1 or 12.2 shall be
                 ------------
construed as a guaranty by the Charterer of any value or residual value in or useful life of the Vessel or as a guaranty of the Secured Notes or the Pass Through Certificates.

           Section 13.  Transfer of Owner Participant's Interest.
                        ----------------------------------------

          13.1.  Restrictions on Transfer.  Without the prior written consent
                 ------------------------
of, so long as the Charter shall be in effect, the Charterer, and, so long as the Lien of the Indenture shall be in effect, the Indenture Trustee, the Owner Participant shall not, directly or indirectly, voluntary or involuntarily, assign, convey or otherwise transfer (whether, by merger, consolidation, sale or otherwise) any of its right, title or interest in and to the Vessel, the Trust Estate, this Participation Agreement, the Trust Agreement or any other Operative Document, except in accordance with the terms and conditions of this Section 13 and Section 11.1(i).

          13.2.  Permitted Transfers.  So long as the Charter is in effect, the
                 -------------------
Owner Participant may transfer all or part of its right, title and interest in and to the Vessel, the Trust Estate (whether or not the same shall then have been pledged or mortgaged under the Indenture or the Ship Mortgage, but subject to the Lien of the Indenture or the Ship Mortgage if then in effect) and in and to this Participation Agreement and the other Operative Documents to any Person (a "Transferee") only in compliance with and upon satisfaction of each and all
    ----------
of the following conditions and the provisions of Section 11.1(i):

          (a) after giving effect to any such transfer, there shall be no more than two Owner Participants;

          (b) the transferee shall be a financial institution, leasing company or other institutional investor which meets the requirements of 46 U.S.C.
Section 12102(a)(4) and Section 12106(e)(1)(B), or any successor statute, or otherwise shall be eligible to hold an ownership interest in a vessel used in U.S. coastwise trade and, at the time of transfer, shall not be the subject of any bankruptcy, insolvency or other similar proceedings;

          (c) the transferee shall have a combined capital and surplus (in the case of any banking institution) or a tangible net worth determined in accordance with generally accepted accounting principles (in the case of any other transferee or assignee) of at least $50,000,000 or the obligations of such transferee shall be unconditionally and irrevocably guaranteed (in a manner and in form and substance reasonably satisfactory to Charterer, Indenture Trustee and the Guarantor) by an entity that meets such requirements;

          (d) the transfer shall not violate and shall not result in a violation of or create a relationship which would be in violation of, any Governmental Rules, including but not limited to the Securities Act, any other applicable securities law, or ERISA, or result in a "prohibited transaction" under ERISA, and the Charterer, Indenture Trustee and the Guarantor shall have received an opinion of counsel to such effect reasonably acceptable to Charterer and the Guarantor;

          (e) the Charterer, Indenture Trustee and the Guarantor shall have received (x) the written agreement from the transferee, duly executed by it and in form and substance reasonably acceptable to the Charterer, the Indenture Trustee and the Guarantor (in which the transferee shall, inter alia, make the
                                                          ----- ----
representations set forth in subclauses (a), (b), (c), (d) and (h) hereof and explicitly accept the covenants of the transferor under the Operative Documents), by which such transferee agrees to be bound by and to undertake on its own behalf all of the terms, representations, warranties and covenants of the transferring Owner Participant under the Operative Documents and (y) an opinion of counsel reasonably acceptable to Charterer and the Guarantor as to the due authorization and enforceability of such agreement;

          (f) the Owner Participant shall have provided 60 Business Days' prior written notice of such transfer to Charterer and the Guarantor, which notice shall specify (x) such information as shall be reasonably necessary to establish compliance with this section (including draft certificates, opinions and agreements) and (y) the name and address of the proposed transferee and facts to establish that the transferee's citizenship complies with Section 11.1(i) and Section 13.2(b);

          (g) the Owner Participant shall pay or cause to be paid all reasonable fees, out-of-pocket expenses, disbursements and costs, including counsel fees and expenses, incurred by the Owner Trustee, the Indenture Trustee, the Loan Participant(s), the Charterer and the Guarantor in connection with the transfer, including any expenses incurred to amend or assign any Operative Document, redocument the Vessel as required by Governmental Rule or as determined by the Charterer to be reasonably necessary or appropriate and to determine that the transferee qualifies as a U.S. citizen in accordance with
Section 11.1(i) and Section 13.2(b);

          (h) no Indenture Default or Indenture Event of Default shall occur as a result of such transfer;

          (i) except in the case of a transfer that occurs as the result of and during the continuation of a Charter Event of Default, neither Charterer nor any subcharterer will, as a result of such transfer, be required to pay to or for the benefit of any holder of a Secured Note or any holder of a Pass-Through Certificate or any other person entitled to indemnification under the Operative Documents any amount under any indemnification provision of any Operative Document that is greater than the amount which Charterer or any subcharterer would be required to pay to such holder or such other person in the absence of such transfer (an "Increased Indemnity"), unless such transferee shall have agreed in a manner reasonably satisfactory to Charterer to indemnify Charterer and any sub-charterer on an after-tax basis for such Increased Indemnity; and

          (j) The transferee is not, in Charterer's sole determination, deemed to engage in any of the businesses of Charterer or in any of the businesses of any of Charterer's affiliated companies or is considered by Charterer to be a competitor (in each case, a "Competitor"). A Person primarily engaged in leasing shall not be considered a Competitor unless it is an Affiliate of a Person engaged in marketing or refining of petroleum or chemical products or engaged in the exploration for, or the production of, petroleum or chemical products.

The foregoing restrictions contained in subsections (a) - (j) on assignments and transfers by the Owner Participant shall apply with equal force and effect to transfers or assignments of a controlling or management interest in the Owner Participant.

          13.3.  Effect of Transfer.  From and after any transfer effected by
                 ------------------
the Owner Participant in accordance with this Section 13, the Owner Participant making such transfer shall be released, to the extent of the obligations assumed by the transferee, from its liability hereunder and under the other Operative Documents to which it is or is to be a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by the Owner Participant in accordance with this Section 13, the transferee shall be deemed an "Owner Participant" for all purposes of the Operative Documents and each reference herein to the Owner Participant making such transfer shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence.

          Section 14.  Financing for Modifications.  The Charterer shall give
                       ---------------------------
the Owner Trustee, the Owner Participant and the Indenture Trustee any required notice of a Modification (whether proposed, under construction or already in service) to the Vessel for which it seeks financing from the Owner Trustee pursuant to Section 8(d) of the Charter. Upon receipt of such notice, the Owner Participant shall negotiate with the Charterer in good faith to participate in the financing by the Owner Trustee of the cost of such Modification through an additional equity investment by the Owner Participant and the issuance of Additional Notes under the Indenture, on terms and conditions mutually acceptable to the Owner Participant and the Charterer, and utilizing the available tax benefits of such Modifications and adjusting the Economic Factors in a manner agreed upon by Charterer and Owner Participant at the time of such additional financing; provided that the Owner Participant shall have no
                      --------
obligation to make such an equity investment. In addition, Charterer shall have the right to request the Owner Trustee to issue Additional Notes to finance the cost of Modifications (alone or in combination with additional equity financing). Such Additional Notes will be secured by the Indenture, pari passu
                                                                     ---- -----
with, or subordinate to, the Secured Notes and will not have a maturity extending beyond the Base Charter Term. The Owner Trustee will be required to issue such Additional Notes with respect to the Vessel subject to the satisfaction of the following conditions:

          (a) no Charter Event of Default or Indenture Event of Default shall have occurred and be continuing;

          (b) after the issuance of the Additional Notes, (i) the aggregate principal amount of all Secured Notes and Additional Notes shall not exceed 80% of the Fair Market Sales Value of the Vessel including such Modifications and
(ii) the principal amount of the Additional Notes issued in connection with such Modification(s) shall not exceed 100% of the cost of such Modifications(s);

          (c) the Economic Factors shall be adjusted appropriately, as set forth in Section 2.12.

Any right of Charterer to assume any Secured Notes shall include the right to assume any outstanding Additional Notes. No Additional Notes may be issued other than at the request of the Charterer.

          Section 15.  Refinancing of Secured Notes.
                       ----------------------------

          15.1.  Refinancing of Secured Notes.  Upon compliance with the terms
                 ----------------------------
and conditions of this Section 15, including, without limitation, the satisfaction of the conditions set forth in Section 15.2 and, in the case of a refinancing of less than all series of Secured Notes Outstanding, in Section 3.05(b) of the Indenture, the Charterer shall have the right on not more than three (3) occasions to cause the Owner Trustee and the Indenture Trustee to, and the Owner Trustee and the Indenture Trustee shall, take such steps as may be necessary to refinance all or all of any series of the Secured Notes then Outstanding (the "Refunded Secured Notes") through the issuance and sale in the
                  ----------------------
public or private market of secured notes or, in the case of a refinancing of less than all series of Secured Notes Outstanding, one or more additional series of Secured Notes (in either such case, the "Refunding Secured Notes"), in an
                                            -----------------------
aggregate principal amount which shall be equal to the unpaid principal amount of the Refunded Secured Notes, plus any accrued and unpaid interest on the Refunded Secured Notes not paid by the Charterer as contemplated in clause (e) of this Section 15.1, plus the amount of any costs to be paid from the proceeds of such Refunding Secured Notes as permitted by subsection (a) of this Section 15.1, provided that the proceeds of such issuance and sale shall be applied to
      --------
the extent necessary to prepay or redeem the principal amount of such Refunded Secured Notes and such refinancing shall be subject to the following conditions:

          (a) the reasonable costs and expenses of any such refinancing (including, without limitation, any premium payable with respect to the Refunded Secured Notes) shall be paid by the Charterer or, at Charterer's option, subject to a cap to be agreed on the amount of reasonable costs and expenses and clause (b) below, be financed with the proceeds of Refunding Secured Notes;

          (b) after giving effect to any refinancing pursuant to this Section 15, the aggregate principal amount of the Refunding Secured Notes (without accounting for any Additional Notes under Section 14) shall not be greater than (i) 80% of the Fair Market Value of the Vessel at the time of such refinancing, and (ii) no more than 105% of the original aggregate principal amount of the Secured Note;

          (c) the Owner Participant will not suffer any unindemnified adverse tax consequences (taking into account any increased tax indemnity the Charterer may offer to provide); it being understood that, in the absence of a change in applicable tax law after the Funding Date, any refinancing that does not result (i) in an increase in principal amount greater than 5% of the remaining principal amount of the Secured Notes and any Additional Notes or
     (ii) an increase in the term or the average life that exceeds the remaining term or average life, as the case may be, of the original Secured Notes by more than six months, does not cause a material adverse tax effect under
     Section 861 of the Code or cause the Charter to cease to be deemed a true lease;

          (d) the appropriate parties will enter into a note purchase or other financing agreement providing for the issuance and sale by the Owner Trustee or such other party as may be appropriate on the date specified in such agreement (for the purposes of this Section 15.1, the "Refunding
                                                                 ---------
     Date") of Refunding Secured Notes the proceeds of which shall be used to repay, as contemplated by this Section 15, all of the Outstanding Refunded Secured Notes on the Refunding Date;

          (e) if the Refunding Date is a date during the Base Charter Term that is not a Base Charter Payment Date, the Charterer and the Owner Trustee will amend the Charter such that the Charterer shall on the Refunding Date prepay that portion of the next succeeding installment of Base Charter Hire to the extent necessary to pay the aggregate interest accrued on the Refunded Secured Notes not payable with the proceeds of the Refunding Secured Notes;

          (f) the Owner Trustee will enter into an agreement to provide for the issuance and securing thereunder of the Refunding Secured Notes in like manner as the Refunded Secured Notes and/or will enter into such amendments and supplements to the Indenture as may be necessary to effect a refinancing under this Section 15.1, which agreements, amendments and/or supplements shall be reasonably satisfactory in form, scope and substance to the Owner Participant and which, taken as a whole, shall not be less favorable to the Owner Participant or the Owner Trustee than the terms and conditions of the Refunded Secured Notes;

          (g) the parties hereto shall execute and deliver such amendments to the Operative Documents and such additional documents, certificates and opinions as shall be reasonably requested by, and reasonably acceptable to, the Charterer, the Owner Trustee, the Owner Participant and the Indenture Trustee, including, but not limited to, such documents, financing statements and opinions as are reasonably necessary to confirm that the refinancing of all Secured

     Notes of the series as to which the refinancing is occurring is being carried out;

          (h) the Refunding Secured Notes may not rank senior (but may rank junior) in any respect to other Secured Notes Outstanding under the Indenture, will be denominated in U.S. Dollars, and will have a maturity not exceeding the Base Charter Term;

In connection with any such refinancing, the Economic Factors shall be adjusted in accordance with Section 2.12 hereof. The Secured Notes may not be refinanced other than at the request of the Charterer.

          15.2.  Notice.  The Charterer shall give the other parties to this
                 ------
Participation Agreement at least thirty (30) days' prior written notice of any desired refinancing pursuant to Section 15.1, which notice shall set forth to the extent practicable the proposed terms and conditions of such refinancing, including the desired date therefor. The Charterer, the Owner Trustee, the Owner Participant and, as necessary, the Indenture Trustee and the Loan Participant, shall consult thereafter in a negotiation of such terms and conditions to the end that, subject to the terms and conditions of this Section 15, the final terms and conditions of such refinancing shall be agreed to among the parties thereto in due course thereafter. The Charterer will provide notice promptly to such Persons in the event that it determines not to proceed with such proposed refinancing pursuant to Section 15.1.

          Section 16.  Miscellaneous.
                       -------------

          16.1.  Survival.  All agreements, representations, warranties and
                 --------
indemnities contained in this Participation Agreement and the other Operative Documents and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive and continue in effect following the execution and delivery of this Participation Agreement and the other Operative Documents and the participation by the Owner Participant and the Loan Participant in the payment of Shipowner's Cost contemplated hereby and by the other Operative Documents and the termination or expiration of the Charter.

          16.2.  Binding Effect.  All agreements, representations, warranties
                 --------------
and indemnities in this Participation Agreement and the other Operative Documents and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall bind the Person making the same and its successors and assigns, and shall inure to the benefit of, the Guarantor, each Person for whom made and their respective successors and permitted assigns.

          16.3.  Notices.  All communications, notices and consents provided for
                 -------
in this Participation Agreement shall be in writing and shall be given in person or by courier or by means of telecopy or other electronic transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), or mailed by registered or certified first class mail, return receipt requested, or overnight courier, addressed as set forth in
Schedule 1 or at such other address as any such Person may from time to time designate by notice duly given in accordance with the provisions of this Section
16.3 to the other parties hereto. All such communications, notices and consents given in such manner shall be deemed given when received in accordance with this
Section 16.3 (or when proffered to a Person if receipt is refused).

          16.4.  Counterpart Execution.  This Participation Agreement may be
                 ---------------------
executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          16.5.  GOVERNING LAW.  THIS PARTICIPATION AGREEMENT HAS BEEN DELIVERED
                 -------------
IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

          16.6.  Amendments, Supplements, Etc.  (a)  Neither this Participation
                 ----------------------------
Agreement nor any of the terms hereof may be amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which enforcement of such change is sought.

          (b) Prior to the Charter Termination Date, neither the Trust Agreement nor the Indenture may be amended, waived, supplemented or modified to permit any action contrary to, or disturb the Charterer's rights under, the Charter, or otherwise adversely affect the Charterer's rights, or increase the Charterer's obligations or liabilities, under any Operative Document without the prior written consent of the Charterer.

          16.7.  Headings; Table of Contents.  The division of this
                 ---------------------------
Participation Agreement into Sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

          16.8.  Severability of Provisions.  Any provision of this
                 --------------------------
Participation Agreement which may be determined by competent authority to be invalid or unenforceable in such jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall negotiate in good faith to replace such provision with an appropriate legal provision. To the extent permitted by applicable law, the parties hereto hereby waive any provision hereof that renders any term or provision hereof invalid or unenforceable in any respect.

          16.9.  Entire Agreement.  This Participation Agreement (including the
                 ----------------
schedules and exhibits hereto), the other Operative Documents and the Pass Through Trust Documents, and all certificates, instruments and other documents relating thereto delivered and to be delivered from time to time pursuant to the Operative Documents, supersede any and all representations, warranties and agreements (other than any Operative Document) prior to the date of this Participation Agreement, written or oral, between or among any of the parties hereto relating to the transactions contemplated hereby and thereby.

          16.10.  Limitation of Liability of Trust Company, Indenture Trustee
                  -----------------------------------------------------------
and Pass Through Trustee.  (a)  It is expressly understood and agreed by and
------------------------
among all of the parties hereto that, except as otherwise expressly provided herein or in any other Operative Document (other than the Trust Agreement), (i)
                                                                             -
this Participation Agreement is executed and delivered by the Owner Trustee not in its individual capacity but solely as trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as Owner Trustee; (ii) certain of the representations, undertakings and agreements made
          --
herein by the Owner Trustee are not personal representations, undertakings and agreements, but are binding only on the Trust Estate and the Owner Trustee, as trustee; (iii) except as set forth in the proviso to this sentence, nothing
          ---
herein contained shall be construed as creating any liability of the Trust Company or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of the Trust Company to perform any covenant, whether express or implied, contained herein, all such liability, if any, being expressly waived by each of the other parties hereto and by any Person claiming by, through or under any such party; and (iv) so far
                                                                     --
as the Owner Trustee is concerned, each of the other parties hereto and any Person claiming by, through or under any such party shall (other than with respect to Claims arising from the willful misconduct or gross negligence of the Trust Company or the failure of the Trust Company to distribute funds in accordance with the terms of the Operative Documents) look solely to the Trust Estate and the Indenture Estate for the performance of an obligation under any of the instruments referred to herein; provided, however, that notwithstanding
                                       --------  -------
anything in this Section

16.10 to the contrary, the Trust Company shall be liable (A) in its individual
                                                          -
capacity and as Owner Trustee to the Owner Participant as expressly set forth in the Trust Agreement; (B) in its individual capacity, in respect of its
                      -
representations, warranties and agreements made in its individual capacity as expressly set forth herein (including, without limitation, Sections 7 and 11) or in any other Operative Document to which it is a party or in any Officer's Certificate of the Trust Company, delivered pursuant hereto and (C) in its
                                                                 -
individual capacity for the consequences of its gross negligence and willful misconduct and its failure to distribute funds in accordance with the terms of the Operative Documents (including, without limitation, willful breach of contract) with respect to any Owner Trustee Document or Operative Document to which it is a party and for the matters described in clauses (i) through (v) of the last sentence of Section 7.1 of the Trust Agreement.

          (b) It is expressly understood and agreed by and among all of the parties hereto that, except as otherwise expressly provided herein or in any other Operative Document (including, without limitation, subsection (c) of this
Section 16.10), (i) this Participation Agreement is executed and delivered by
                 -
State Street Bank and Trust Company, not in its individual capacity but solely as trustee under the Indenture, in the exercise of the power and authority conferred and vested in it as Indenture Trustee; (ii) certain of the
                                                  --
representations, undertakings and agreements made herein by the Indenture Trustee are not personal representations, undertakings and agreements, but are binding only on the Indenture Trustee, as trustee; (iii) except as set forth in
                                                    ---
the proviso to this sentence, nothing herein contained shall be construed as creating any liability of State Street Bank and Trust Company or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, State Street Bank and Trust Company to perform any covenant, whether express or implied, contained herein, all such liability, if any, being expressly waived by each of the other parties hereto and by any Person claiming by, through or under any such party; and (iv) so far
                                                                     --
as the Indenture Trustee is concerned, each of the other parties hereto and any Person claiming by, through or under any such party shall (other than with respect to Claims arising from the willful misconduct or gross negligence of the Indenture Trustee and for failure of the Indenture Trustee to distribute funds in accordance with the terms of the Operative Documents) look solely to the Indenture Trustee, as trustee, for the performance of any obligation under any of the instruments referred to herein; provided, however, that notwithstanding
                                       --------  -------
anything in this Section 16.10 to the contrary, State Street Bank and Trust Company shall be liable (A) in its individual capacity, in respect of its
                         -
representations, warranties and agreements made in its individual capacity as expressly set forth herein (including, without limitation, in Sections 8 and 11) or in any other Operative Document to which it is a party or in any Officer's Certificate of State Street Bank and Trust Company, made in its individual capacity delivered pursuant hereto and (B) in
                                                                        -
its individual capacity for the consequences of its gross negligence or willful misconduct and for its failure to use ordinary care to disburse funds in accordance with any Operative Document to which it is a party.

          (c) It is expressly understood and agreed by and among all of the parties hereto that, except as otherwise expressly provided herein (including, without limitation, subsection (b) of this Section 16.10), or in the Pass Through Trust Documents, (i) this Participation Agreement is executed and
                          -
delivered by State Street Bank and Trust Company, not in its individual capacity but solely as trustee under the Pass Through Trust Document, in the exercise of the power and authority conferred and vested in it as the Pass Through Trustee,
(ii) certain of the representations, undertakings and agreements made herein by
 --
the Pass Through Trustee are not personal representations, undertakings and agreements, but are binding only on the Pass Through Trustee, as trustee, (iii)
                                                                           ---
except as set forth in the proviso to this sentence, nothing herein contained shall be construed as creating any liability of State Street Bank and Trust Company, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, State Street Bank and Trust Company, to perform any covenant, whether express or implied, contained herein, all such liability, if any, being expressly waived by each of the other parties hereto and by any Person claiming by, through or under any such party; and (iv) so far as the Pass Through Trustee is concerned, each of the other
     --
parties hereto and any Person claiming by, through or under any such party shall (other than with respect to Claims arising from the willful misconduct or gross negligence of the Pass Through Trustee and for its failure to distribute funds in accordance with the terms of the Pass Through Trust Documents) look solely to the Pass Through Trustee, as trustee, for the performance of any obligation under any of the instruments referred to herein; provided, however, that
                                                 --------  -------
notwithstanding anything in this Section 16.10 to the contrary, State Street Bank and Trust Company shall be liable (A) in its individual capacity, in
                                        -
respect of the representations, warranties and agreements of the Pass Through Trustee made in its individual capacity as expressly set forth herein (including, without limitation, in Sections 9 and 11) or in any Officer's Certificate made in its individual capacity and delivered pursuant hereto, (B)
                                                                            -
in its individual capacity to the Guarantor and the Charterer, in respect of the representations, warranties and agreements in the Pass Through Trust Documents or in any Officer's Certificate made in its individual capacity and delivered pursuant thereto and (C) in its individual capacity for the consequences of its
                      -
own gross negligence or willful misconduct and for its failure to use ordinary care to disburse funds in accordance with the Pass Through Trust Documents.

          16.11.  Jurisdiction; Service of Process.  Any legal action or
                  --------------------------------
proceeding with respect to this Participation Agreement or any other Operative Document to which any party hereto is a signatory or against any such party or against the Indenture Estate or Trust Estate may be brought, at the option of any such party, in any of the courts in the State of New York or the Federal courts of the United States of America located in the City of New York, and each party hereto hereby unconditionally accepts the nonexclusive jurisdiction of the aforesaid courts. To the extent permitted by applicable law, each party hereto irrevocably waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any of the aforesaid courts and any claim it may now or hereafter have that any such action or proceeding has been brought in an inconvenient forum. To the extent permitted by applicable law, each party hereto further irrevocably consents to the service of process out of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail to such party's address for notices specified herein. Nothing herein shall affect the right to serve process in any other manner permitted by law.

          16.12.  Instructions.  By their respective execution and delivery of
                  ------------
this Participation Agreement, each of the Owner Participant and the Pass Through Trustee hereby instructs the Owner Trustee and the Indenture Trustee to execute and deliver this Participation Agreement.

          16.13.  WAIVER OF JURY TRIAL.  BY ITS SIGNATURE BELOW WRITTEN, EACH
                  --------------------
PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PARTICIPATION AGREEMENT OR THE OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          16.14     Owner for Federal Income Tax Purposes.
                    -------------------------------------

          It is hereby agreed among the Owner Participant, the Owner Trustee and the Charterer that for United States Federal income tax purposes, unless the Charterer purchases the Vessel pursuant to the terms of the Charter, the Owner Participant will be the owner of the Vessel and the Charterer will be the charterer thereof. Nothing contained in this Section 16.14 shall be construed to limit the Charterer's use and operation of the Vessel under the Charter or the Charterer's right to purchase the Vessel thereunder or shall constitute a representation by the Charterer as to tax or other consequences of the transactions contemplated by the Operative Documents.

          Section 17.  Beneficial Interest Purchase Option.
                       -----------------------------------

          17.1.  Option to Purchase.  To the extent that the Charterer has the
                 ------------------
right to purchase the Vessel pursuant to Section 12(e) or 15(c) of the Charter, the Charterer, in lieu of exercising such right, may elect to purchase or cause a designee of the Charterer to purchase the right, title and interest of the Owner Participant in and to the Trust Estate (the "Beneficial Interest") at a
                                                   -------------------
purchase price equal to the excess of (i) the applicable purchase price payable
                                       -
under such Section 12(e) or Section 15(a), as the case may be, (and payable, in the case of the EBO Purchase Price, in installments at the same times and subject to the same conditions that the EBO Purchase Price may be paid in installments under Section 15(b)(iv) of the Charter), over (ii) the Outstanding
                                                            --
principal and accrued interest on the Secured Notes as of the applicable purchase date (after giving effect to the payment of all amounts required to be paid by the Charterer pursuant to Section 17.2(b)) (the "Beneficial Interest
                                                         -------------------
Purchase Price").  It is intended among the parties hereto that the purchase of
--------------
the Beneficial Interest by the Charterer or any Affiliate thereof shall not effect a merger of the Charterer's interest, as charterer, in the Charter and the beneficial interest in the Trust Estate to be purchased by the Charterer or any such Affiliate.

          17.2.  Notice of Election; Manner of Purchase; Transfer After
                 --------------------------------------- --------------
Purchase. (a) In order to exercise the right to purchase the Beneficial Interest pursuant to Section 17.1, the Charterer shall notify the Owner Participant irrevocably in writing no later than thirty (30) days prior to the applicable purchase date under Section 15(b) of the Charter or applicable Termination Date under Section 12(b) of the Charter that it desires to purchase, or cause such designee to purchase, the Beneficial Interest, in which case the purchase of the Vessel pursuant to Section 12(e) or 15(c) of the Charter shall not occur.

          (b) On the date of purchase, upon receipt by the Owner Participant of the Beneficial Interest Purchase Price, and an amount equal to that portion of all Base Charter Hire due on or prior to such date of purchase that would be distributable to the Owner Participant under the Indenture (but excluding any Base Charter Hire payable in advance on such date of purchase) and all Supplemental Charter Hire due by the Charterer to or distributable to the Owner Participant to and including such date of purchase (without giving effect to any applicable grace periods), the Owner Participant shall transfer the Beneficial Interest free and clear of all Liens (which term, for the avoidance of doubt, shall not be deemed to include the Liens of the Indenture and the Ship Mortgage if the Secured Note is Outstanding) to the Charterer or its designee pursuant to an instrument of conveyance in form and substance reasonably satisfactory to the Charterer or its designee, and shall provide to the Charterer or such designee such other instruments, documents and opinions as the Charterer may reasonably request to evidence the valid consummation of such transfer.

          (c) Each of the Participants, the Owner Trustee and the Indenture Trustee, at the cost and expense of the Charterer, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Charterer reasonably may request in order to carry out the intent and purposes of this Section 17 and the transactions contemplated hereby.

          (d) As a condition to exercise of the right to purchase the Beneficial Interest pursuant to Section 17.1 (unless the Charterer shall assume the obligations of the Owner Trustee pursuant to the next sentence), on the date of purchase, the Charterer shall have provided to the Indenture Trustee an opinion of counsel for the Charterer or its designee (which may, in each case, be internal counsel), dated the date of purchase, which, subject to usual or customary exceptions, shall be to the effect that, upon consummation of such purchase, this Participation Agreement and the Trust Agreement constitute the legal, valid and binding obligations of the Charterer or such designee, enforceable against the Charterer or such designee, in accordance with their respective terms except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity. In the event the Charterer or such designee is unable to provide such opinion, concurrently with the purchase of the Beneficial Interest, (i) the Charterer or such designee may
                                          -
assume the obligations of the Owner Trustee under the Secured Notes and under the Indenture in accordance with and with the effect provided in Section 3.04 of the Indenture and Section 11.6 hereof, and upon such assumption the Charterer or such designee shall have the right to terminate the Trust Agreement or (ii) the
                                                                        --
Charterer may revoke its purchase, election or other notice under the Charter, in which event the Charter shall continue as set forth therein.


                  [Remainder of Page Intentionally Left Blank]

    IN WITNESS WHEREOF, the parties hereto have each caused this Participation Agreement to be duly executed as of the date first above written.

                         MOBIL TRANSPORT FINANCE COMPANY INC.


                         By:
                             ---------------------------------------------
                             Name:
                             Title:


                         SBCM MARINE FINANCE, INC.


                         By:
                             ---------------------------------------------
                             Name:
                             Title:


                         FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as provided herein, but solely as Owner Trustee


                         By:
                             ---------------------------------------------
                             Name:
                             Title:


                         STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, except as provided herein, but solely as Indenture Trustee


                         By:
                             ---------------------------------------------
                             Name:
                             Title:



                         STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, except as provided herein, but solely as Pass Through Trustee


                         By:
                             ---------------------------------------------
                             Name:
                             Title:

                                                               Schedule 1 to the
                                                         Participation Agreement



                       ADDRESSES FOR NOTICES AND PAYMENTS
                       ----------------------------------


CHARTERER

Address:                 Mobil Transport Finance Company Inc.
                         c/o Mobil Oil Corporation
                         3225 Gallows Road
                         Fairfax, Virginia 22037-0001
                         Attention:  Treasury
                         Telephone:  (703) 846-3000
                         Telecopier:  (703) 846-1262

                              with a copy to:

                         Mobil Corporation
                         3225 Gallows Road
                         Fairfax, Virginia 22037-0001
                         Attention:  Treasurer

Payments:                [To Be Provided By Written Notice]


SELLER

Address:                 Mobil Oil Corporation
                         3225 Gallows Road
                         Fairfax, Virginia 22037-0001
                         Attention:  Treasury
                         Telephone:  (703) 846-3000
                         Telecopier: (703) 846-1407

                              with a copy to:

                         Mobil Corporation
                         3225 Gallows Road
                         Fairfax, Virginia 22037-0001
                         Attention:  Treasurer

Payments:                Mobil Oil Corp.
                         Account #40006896
                         ABA 021000089
                         Citibank N.A.
                         399 Park Ave.
                         New York, NY 10043

OWNER PARTICIPANT        SBCM Marine Finance, Inc.

Address:                 277 Park Avenue
                         New York, NY 10172
                         Attn:  David A. Ward
                         Telephone: (212)224-5211
                         Telecopier: (212) 224-5222

Payments:                Chase Manhattan Bank
                         ABA No. 021000021
                         SBCM Marine Finance
                         A/C No. 400802007
                         Re: Mobil Transport


OWNER TRUSTEE            First Security Bank, National
                         Association

Address:                 79 South Main Street
                         Salt Lake City, Utah 84111
                         Attention: Corporate Trust Services
                         Telephone: (801) 246-5630
                         Telecopier:(801) 246-5053

Payments:                ABA# 124000012
                         Corporate Trust Services
                         Acct.# 051-0922115
                         Re: Mobil 33669



PASS THROUGH TRUSTEE

Address:                 State Street Bank and Trust Company
                         Two International Place, 4th Floor
                         Boston, Massachusetts 02110
                         Attention:  Corporate Trust Department
                         Telephone:  (617) 664-5340
                         Telecopier: (617) 664-5371

Payments:                State Street Bank and Trust Company
                         Boston, MA
                         ABA#011-0000-28
                         A/C#9900-314-7
                         Ref: Mobil Corp. 1997B Pass Through Trust
                         Attn:  Brian Wadman


INDENTURE TRUSTEE

Address:                 State Street Bank and Trust Company
                         Two International Place, 4th Floor
                         Boston, Massachusetts 02110

                         Attention:  Corporate Trust
                                        Department
                         Telephone:  (617) 664-5340
                         Telecopier: (617) 664-5371

Payments:                State Street Bank and Trust Company
                         Boston, MA
                         ABA#011-0000-28
                         A/C#9900-314-7
                         Ref: Mobil Corp. 1997B Pass Through Trust
                         Attn:  Brian Wadman

                                                               Schedule 2 to the
                                                         Participation Agreement



                    PRICING ASSUMPTIONS AND ECONOMIC FACTORS

Non-tax Pricing Assumptions
---------------------------

     Funding Date:                  September 30, 1997

     Interim Charter Term:

     Base Charter Term:

     Transaction Expenses Paid
     by the Owner Participant:

     Debt Rate:

     Shipowner's Cost:


Economic Factors
----------------


     Interim Charter Term Hire:     See Schedule 5 to the Charter
                                    ---

     Base Charter Hire:             See Schedule 1 to the Charter
                                    ---

     EBO Exercise Date:

     EBO Exercise Percentage:

     Termination Values:            See Schedule 3 to the Charter
                                    ---

     Stipulated Loss Values:        See Schedule 2 to the Charter
                                    ---


Tax Pricing Assumptions
-----------------------

     The tax assumption set forth in Section 2 of the Tax Indemnity Agreement.

                                                               Schedule 3 to the
                                                         Participation Agreement



                             FILINGS AND RECORDINGS
                             ----------------------

1. Recording of Bill of Sale with the U.S. Coast Guard at the National Vessel Documentation Center ("NVDC")

2. Recording of First Preferred Ship Mortgage with the U.S. Coast Guard at the NVDC

3.   Filing of Charter with NVDC pursuant to 46 U.S.C. 12106(e)(2)

4. UCC-1 Financing Statements showing Owner Trustee as debtor and Indenture Trustee as secured party respecting the security granted under the Indenture filed with:

     4.1  Secretary of State of Utah


5 UCC-1 Financing Statements showing Seller as debtor and Owner Trustee as secured party respecting Builder's warranties assigned under the Conveyancing Instrument filed with:

     5.1. Secretary of State of New York

     5.2  County Clerk - New York County

     5.3  Secretary of State of Virginia

     5.4  Fairfax County